                                                   Filed Pursuant to Rule 497(b)
                                                   Registration No. 33-91914

          GLENBROOK LIFE AND ANNUITY COMPANY VARIABLE ANNUITY ACCOUNT
                                   OFFERED BY
                       GLENBROOK LIFE AND ANNUITY COMPANY
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                 1-800/453-6038
        INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS
                             ---------------------

This prospectus describes the STI Classic Variable Annuity, an Individual Flexible Premium Deferred Variable Annuity Contract ("Contract") designed to aid you in long-term financial planning and which can be used for retirement planning.

The Contracts are issued by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. Purchase payments for the Contracts will be allocated to a series of Variable Sub-accounts of the Glenbrook Life and Annuity Company Variable Annuity Account ("Variable Account") and/or to one or more of the Fixed Account Options funded through the Company's general account.

The Variable Sub-accounts invest in shares of the STI Classic Variable Trust and the Prime Money Fund (the "Funds"). The Fixed Account Options include a Standard Fixed Account and a Guaranteed Maturity Amount Fixed Account.

This prospectus presents information you should know before making a decision to invest in the Contract and the available Investment Alternatives.

The Contracts may be distributed through broker-dealers which have relationships with banks or other financial institutions or by employees of such banks; however, the contracts and the investments in the Funds are not deposits, or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involve investment risks, including possible loss of principal.

                      THESE CONTRACTS ARE NOT FDIC INSURED

The Company has prepared and filed a Statement of Additional Information dated September 29, 1995 with the U.S. Securities and Exchange Commission. If you wish to receive the Statement of Additional Information, you may obtain a free copy by calling or writing the Company at the address above. For your convenience, an order form for the Statement of Additional Information may be found on page 53 of this prospectus. Before ordering, you may wish to review the Table of Contents of the Statement of Additional Information on page 52 of this prospectus. The Statement of Additional Information has been incorporated by reference into this prospectus.

This Prospectus is Valid Only When Accompanied or Preceded By A Current Prospectus For the STI Classic Variable Trust and the Prime Money Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE

               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 29, 1995.

2

                  The Contract is not available in all states.

At least once each Contract year, the Company will send the Owner an annual statement that contains certain information pertinent to the individual Owner's Contract. The annual statement details values and specific Contract data that applies to each particular Contract. The annual statement does not contain financial statements of the Company. The Company, however, is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                               TABLE OF CONTENTS

                                                  PAGE
Glossary......................................          4
Highlights....................................          6
Summary of Variable Account Expenses..........          8
Condensed Financial Information...............         10
Yield and Total Return Disclosure.............         10
Financial Statements..........................         10
Glenbrook Life and Annuity Company and the
 Variable Account.............................         11
  Glenbrook Life and Annuity Company..........         11
  The Variable Account........................         11
The Funds.....................................         11
  The STI Classic Variable Trust..............         12
  The Prime Money Fund, a Portfolio of
   Insurance Management Series................         12
  Investment Advisors for the Portfolios......         12
Fixed Account Options.........................         13
  The Standard Fixed Account..................         13
  The Guaranteed Maturity Amount Fixed
   Account....................................         14
  Example of Interest Crediting During the
   Guarantee Period...........................         14
  Withdrawals or Transfers....................         15
    Market Value Adjustment...................         16
Purchase of the Contracts.....................         16
  Purchase Payment Limits.....................         16
  Free-Look Period............................         16
  Crediting of Purchase Payments..............         17
  Allocation of Purchase Payments.............         17
  Accumulation Units..........................         17
  Accumulation Unit Value.....................         17
  Transfers Among Portfolios..................         18
  Dollar Cost Averaging.......................         18
  Automatic Portfolio Rebalancing.............         18

                                                  PAGE
Benefits Under the Contract...................         19
  Withdrawals.................................         19
  Payout Start Date for Income Payments.......         19
  Amount of Variable Account Income
   Payments...................................         19
  Amount of Fixed Account Income Payments.....         20
  Income Plans................................         20
  Death Benefit Payable.......................         21
  Death Benefit Amount........................         21
  Death Benefit Payment Provisions............         21
Charges and Other Deductions..................         22
  Deductions from Purchase Payments...........         22
  Withdrawal Charge (Contingent Deferred Sales
   Charge)....................................         22
  Contract Maintenance Charge.................         23
  Administrative Expense Charge...............         23
  Mortality and Expense Risk Charge...........         23
  Taxes.......................................         24
  Transfer Charges............................         24
  Fund Expenses...............................         24
General Matters...............................         24
  Beneficiary.................................         24
  Assignments.................................         24
  Delay of Payments...........................         24
  Modification................................         25
  Customer Inquiries..........................         25
Federal Tax Matters...........................         25
  Introduction................................         25
  Taxation of Annuities in General............         25
    Tax Deferral..............................         25
    Non-Natural Owners........................         25

3

                                                  PAGE
    Diversification Requirements..............         25
    Investor Control..........................         26
    Taxation of Partial and Full
     Withdrawals..............................         26
    Taxation of Annuity Payments..............         26
    Taxation of Annuity Death Benefits........         26
    Penalty Tax on Premature Distributions....         26
    Aggregation of Annuity Contracts..........         27
  Tax Qualified Contracts.....................         27
    Restrictions Under Section 403(b)
     Plans....................................         27
  Income Tax Withholding......................         27
Distribution of the Contracts.................         27
Voting Rights.................................         28
Selected Financial Data.......................         28
Management's Discussion and Analysis of
 Financial Condition and Results of Operations
 for the Years ended December 31, 1994 and
 1993 and for the Period from April 1, 1992
 (Date of Acquisition) to December 31, 1992...         29
  General.....................................         29
  Results of Operations.......................         29
  Liquidity and Capital Resources.............         29
  Segment Information.........................         29
                                                  PAGE
  Reserves....................................         29
  Investments.................................         30
  Pending Accounting Standards................         30
Three and Six-Month Periods Ended June 30,
 1995.........................................         30
  General.....................................         30
  Results of Operations and Financial
   Condition..................................         30
  Liquidity and Capital Resources.............         30
  Pending Accounting Standards................         30
Competition...................................         31
Employees.....................................         31
Properties....................................         31
State and Federal Regulation..................         31
Executive Officers and Directors of the
 Company......................................         32
Executive Compensation........................         33
Legal Proceedings.............................         33
Experts.......................................         33
Legal Matters.................................         33
Financial Statements..........................         34
Statement of Additional Information: Table of
 Contents.....................................         52
Order Form....................................         53
Appendix A....................................        A-1

4

                                    GLOSSARY

ACCUMULATION UNIT -- A measure of your ownership interest in a Sub-account of the Variable Account prior to the Payout Start Date. Analogous, though not identical, to a share owned in a mutual fund.

ACCUMULATION UNIT VALUE -- The value of each Accumulation Unit which is calculated each Valuation Date. Each Sub-account of the Variable Account has its own distinct Accumulation Unit Value. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

ANNUITANT(S) -- The person or persons whose life determines the latest Payout Start Date and the amount and duration of any income payments for Income Plan options other than Guaranteed Payments for a Specified Period.

BENEFICIARY(IES) -- The person(s) to whom any benefits are due when a death benefit is payable and there is no surviving Owner.

COMPANY("WE," "US") -- Glenbrook Life and Annuity Company.

CONTRACT -- The Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract, known as the "STI Classic Variable Annuity," that is described in this prospectus.

CONTRACT ANNIVERSARY -- An anniversary of the date that the Contract was issued.

CONTRACT VALUE -- The value of all amounts accumulated under the Contract prior to the Payout Start Date, equivalent to the Accumulation Units in each Sub-account of the Variable Account multiplied by the respective Accumulation Unit Value, plus the value in the Fixed Account Options.

CONTRACT YEAR -- A period of 12 months starting with the issue date or any Contract Anniversary.

DEATH BENEFIT ANNIVERSARY -- Every seventh Contract Anniversary beginning on the date that the Contract was issued. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

FIXED ACCOUNT OPTIONS -- The Standard Fixed Account and the Guaranteed Maturity Amount Fixed Account.

GUARANTEE PERIOD -- A period of years for which a specified effective annual interest rate is guaranteed by the Company.

INCOME PLAN -- One of several ways in which a series of payments are made after the Payout Start Date. Income payments are based on the Contract Value adjusted by any applicable Market Value Adjustment on the Payout Start Date. Under a Fixed Account option, the dollar amount of each income payment does not change over time. Under a Variable Account option, the dollar amount of each income payment may change over time, depending on the investment experience of the Sub-account or Sub-accounts you choose.

INVESTMENT ALTERNATIVES -- The five Sub-accounts of the Variable Account and the two Fixed Account Options constitute the seven Investment Alternatives.

GUARANTEED MATURITY AMOUNT FIXED SUB-ACCOUNTS -- These Sub-accounts are distinguished by Guarantee Period(s) and the dates the period(s) begin. The Guaranteed Maturity Amount Fixed Sub-accounts are established when purchase payments are made and when previous Sub-accounts expire and a new Guarantee Period is selected.

MARKET VALUE ADJUSTMENT -- The Market Value Adjustment is the adjustment made to the money distributed from a Sub-account of the Guaranteed Maturity Amount Fixed Account prior to the end of the Guarantee Period under the Contract to reflect the impact of changes in interest rates between the time the Sub-account of the Guaranteed Maturity Amount Fixed Account was established and the time of distribution.

OWNER(S)("YOU") -- The person or persons designated as the Owner in the Contract.

PAYOUT START DATE -- The date on which income payments begin.

5

VALUATION DATE -- Each day that the New York Stock Exchange is open for business. The Valuation Date does not include such Federal and non-Federal holidays as are observed by the New York Stock Exchange.

VALUATION PERIOD -- The period between successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (which is currently 4:00pm Eastern Time) and ending as of the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

VARIABLE ACCOUNT -- Glenbrook Life and Annuity Company Variable Annuity Account, a separate investment account established by the Company to receive and invest purchase payments paid under the Contracts.

VARIABLE SUB-ACCOUNT -- A portion of the Variable Account invested in shares of a Fund's portfolios. The investment performance of each Variable Sub-account is linked directly to the investment performance of the portfolios.

6

HIGHLIGHTS

THE CONTRACT

This Contract is designed for long-term financial planning and retirement planning. Money can be allocated to any combination of the Funds' portfolios or Fixed Account Options. You have access to your funds either through withdrawals of Contract Value or through periodic income payments.

You bear the entire investment risk for Contract Values and income payments based upon the Variable Account, because values will vary depending on the investment performance of the portfolio(s) you select. See "Accumulation Unit Value," page 17 and "Income Plans," page 20.

You will also bear the investment risk of adverse changes in interest rates in the event amounts are prematurely withdrawn or transferred from Sub-accounts of the Guaranteed Maturity Amount Fixed Account. See "The Guaranteed Maturity Amount Fixed Account," page 14.

FREE-LOOK

You may cancel the Contract any time within 20 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account Options. Unless a refund of purchase payments is required by state or federal law, purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. See "Free-Look Period," page 16.

HOW TO INVEST

Your first purchase payment must be at least $3,000 (for qualified contracts, $2,000). Subsequent purchase payments must be at least $50, See "Purchase Payment Limits," page 16.

At the time of your application, you will allocate your purchase payment among the Investment Alternatives. If state or federal law requires a refund of purchase payments during the free-look period, all money allocated to Sub-accounts of the Variable Account during the 30 day period following the issue date will be invested in the Prime Money Fund during that 30 day period. On the 31st day, the Contract Value in the Prime Money Fund will then be transferred to the Sub-account(s) you elected on the application for the initial purchase payment and requested for any subsequent purchase payment. In all other cases, the allocation you specify on the application will be effective immediately. All allocations must be in whole percents from 0% to 100% (total allocation equals 100%) or in whole dollars. Allocations may be changed by notifying the Company in writing. See "Allocation of Purchase Payments," page 17.

INVESTMENT ALTERNATIVES

The Variable Account invests in shares of the STI Classic Variable Trust and the Prime Money Fund (the "Funds"). The Funds have a total of five portfolios available under the Contract. The STI Classic Variable Trust portfolios include: the Investment Grade Bond portfolio, the Capital Growth portfolio, the Value Income Stock portfolio and the Aggressive Growth portfolio. The Prime Money Fund is a portfolio of Insurance Management Series that invests exclusively in money market instruments. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. In addition to the Variable Account, Owners can also allocate all or part of their purchase payments among two Fixed Account Options. See "Fixed Account Options," on page 13.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

Prior to the Payout Start Date, you may transfer amounts among the Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year. The Company is

7
presently waiving this charge. Certain Fixed Account transfers may be restricted. See "Transfers Among Portfolios," page 18.
You may want to enroll in a Dollar Cost Averaging Program or an Automatic Portfolio Rebalancing Program. See "Dollar Cost Averaging," page 18, and "Automatic Portfolio Rebalancing," page 18.

CHARGES AND DEDUCTIONS

The costs of the Contract include: a contract maintenance charge ($30 annually), a mortality and expense risk charge (deducted daily, equal on an annual basis to 1.25% of the Contract's daily net assets of the Variable Account), and an administrative expense charge (deducted daily, equal on an annual basis to .10% of the Contract's daily net assets of the Variable Account). The Company reserves the right to assess a transfer charge ($10 on each transfer in excess of 12 per Contract Year). Additional deductions may be made for certain taxes. See "Contract Maintenance Charge," page 23, "Mortality and Expense Risk Charge," page 23, "Administrative Expense Charge," page 23, "Transfer Charges," page 24, and "Taxes," page 24.

WITHDRAWALS

You may withdraw all or part of the Contract Value before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. No withdrawal charges will be deducted on amounts withdrawn up to 10% of the Contract Value on the date of the first withdrawal in a Contract Year. Amounts withdrawn in excess of the 10% may be subject to a withdrawal charge of 0% to 7% depending on how long the withdrawn purchase payments have been invested in the Contract. Amounts withdrawn from a Sub-account of the Guaranteed Maturity Amount Fixed Account, except during the 30 day period after the Guarantee Period expires, will be subject to a Market Value Adjustment. See "Withdrawals," page 19, "Withdrawals or Transfers," page 15, and "Taxation of Annuities in General," page 25.

DEATH BENEFIT

The Company will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. See "Death Benefit Amount," page 21.

INCOME PAYMENTS

You will receive periodic income payments beginning on the Payout Start Date. You may choose among several Income Plans to fit your needs. Income payments may be received for a specified period or for life (either single or joint life), with or without a guaranteed number of payments. You can select income payments that are fixed, variable or a combination of fixed and variable. See "Payout Start Date for Income Payments," page 19.

8

SUMMARY OF VARIABLE ACCOUNT EXPENSES

The following table illustrates all expenses and fees that you will incur. The expenses and fees set forth in the table are based on charges under the Contracts and on the expenses of the Variable Account and the underlying Funds.

OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases (as a percentage of purchase
 payments).........................................................                     None
Contingent Deferred Sales Charge (as a percentage of purchase
 payments).........................................................                       *

                                                                                  APPLICABLE SALES
NUMBER OF COMPLETE YEARS SINCE PURCHASE                                               CHARGE AS
PAYMENT BEING WITHDRAWN WAS MADE                                                    A PERCENTAGE
-------------------------------------------------------------------             ---------------------
    0 years........................................................                          7%
    1 year.........................................................                          6%
    2 years........................................................                          5%
    3 years........................................................                          4%
    4 years........................................................                          3%
    5 years........................................................                          2%
    6 years........................................................                          1%
    7 years or more................................................                          0%

Transfer Fee.......................................................         **
Annual Contract Fee................................................     $30***

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF THE CONTRACT'S AVERAGE NET ASSETS IN THE
 VARIABLE ACCOUNT)
Mortality and Expense Risk Charge..................................      1.25%
Administrative Expense Charge......................................       .10%

Total Variable Account Annual Expenses.............................      1.35%

------------

  * Each Contract Year up to 10% of the Contract Value on the date of the first withdrawal may be withdrawn without a contingent deferred sales charge. However, any applicable Market Value Adjustment determined as of the date of withdrawal will apply.

 ** No charges will be imposed on the  first 12 transfers in any Contract  Year.
    The Company reserves the right to assess a $10 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.
*** The annual Contract fee will be waived if total purchase payments as of a Contract Anniversary or upon full withdrawal are $25,000 or more or if all money is allocated to the Fixed Account Options.

       FUND EXPENSES (NET OF VOLUNTARY REDUCTIONS AND REIMBURSEMENTS)(1)
                        (AS A PERCENTAGE OF FUND ASSETS)

                                                                           OTHER       TOTAL FUND ANNUAL
PORTFOLIO                                                ADVISORY FEES    EXPENSES         EXPENSES
-------------------------------------------------------  -------------  ------------  -------------------
Prime Money............................................          .0%          .80 %             .80%
Investment Grade Bond..................................          .0%          .75 %             .75%
Capital Growth.........................................          .0%         1.15 %            1.15%
Value Income Stock.....................................          .0%          .95 %             .95%
Aggressive Growth......................................          .0%         1.15 %            1.15%

------------

(1) Absent voluntary reductions and reimbursements, advisory fees, other expenses and total operating expenses expressed as a percentage of average net assets of each Fund would be: Prime Money Fund --

9

     .50%, 72.04% and  72.54%; Investment  Grade Bond  Fund --  .74%, 3.74%  and
     4.48%; Capital Growth
     Fund  -- 1.15%, 3.74% and 4.89%; Value Income Stock Fund -- .80%, 3.74% and
     4.54%; and Aggressive Growth Fund -- 1.15%, 3.74% and 4.89%. Fee reductions and reimbursements are voluntary and may be terminated at any time after one year from the date of this prospectus. To the extent the assets of the Funds increase over time, it is anticipated that the operating expenses identified in this footnote will be significantly reduced. Other expenses prior to reimbursements and waivers are based on estimated amounts for the current fiscal year.

EXAMPLE

You (the Owner) would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return under the following circumstances:

If you terminate your Contract or annuitize for a specified period of less than 120 months at the end of the applicable time period:

PORTFOLIO                                                                        1 YEAR       3 YEARS
-----------------------------------------------------------------------------  -----------  -----------
Prime Money..................................................................   $      86    $     118
Investment Grade Bond........................................................   $      86    $     117
Capital Growth...............................................................   $      90    $     129
Value Income Stock...........................................................   $      88    $     123
Aggressive Growth............................................................   $      90    $     129

If you do not terminate your Contract or if you annuitize for a specified period of 120 months or more at the end of the applicable time period:

PORTFOLIO                                                                        1 YEAR       3 YEARS
-----------------------------------------------------------------------------  -----------  -----------
Prime Money..................................................................   $      24    $      74
Investment Grade Bond........................................................   $      23    $      72
Capital Growth...............................................................   $      27    $      85
Value Income Stock...........................................................   $      25    $      79
Aggressive Growth............................................................   $      27    $      85

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the example is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. Premium taxes are not reflected in the example but may be applicable.

10

CONDENSED FINANCIAL INFORMATION

Condensed financial information for the Glenbrook Life and Annuity Company Variable Annuity Account is not included because, as of the date of this prospectus, the Variable Account had not yet commenced operations and had no assets, liabilities, or income.

YIELD AND TOTAL RETURN DISCLOSURE

From time to time the Variable Account may advertise the yield and total return investment performance of one or more of the Sub-accounts. Standardized yield and total return advertisements include charges and expenses attributable to the Contracts. Including these fees has the effect of decreasing the advertised performance of a Sub-account, so that a Sub-account's investment performance will not be directly comparable to that of an ordinary mutual fund.

When a Sub-account advertises its standardized total return it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for such periods. Total return is measured by comparing the value of an investment in the Sub-account at the end of the relevant period to the value of the investment at the beginning of the period.

In addition to the standardized total return, the Sub-account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the withdrawal charges under the Contract are not deducted. Therefore, a non-standardized total return for a Sub-account can be higher than a standardized total return for a Sub-account.

Certain Sub-accounts may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period, and then annualized. This figure reflects the recurring charges at the Variable Account level.
The money market Sub-account (the Prime Money Fund) may advertise, in addition to the total return, either the yield or the effective yield. The yield refers to the income generated by an investment in that Sub-account over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized, the income earned by an investment in the money market Sub-account (the Prime Money Fund) is assumed to be reinvested at the end of each seven-day period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

Please   refer  to  the  Statement  of  Additional  Information  for  a  further description of the method used to calculate a Sub-account's yield and total return.

FINANCIAL STATEMENTS
The financial statements of Glenbrook Life and Annuity Company are on page 34 of the prospectus. The financial statements of Glenbrook Life and Annuity Company Variable Annuity Account are not included because, as of the date of this prospectus, the Variable Account had not yet commenced operations and had no assets, liabilities, or income.

11

GLENBROOK LIFE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT

GLENBROOK LIFE AND ANNUITY COMPANY

The Company is the issuer of the Contract. The Company is a stock life insurance company which was organized under the insurance laws of the State of Illinois in 1992. The Company was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." The Company is currently licensed to operate in the District of Columbia and all states except New Jersey and New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate and which SunTrust Banks, Inc., through its banking subsidiaries, conducts business. The Company's home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

The Company is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly-owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

The Company and Allstate Life entered into a reinsurance agreement, effective June 5, 1992, under which the Company reinsures all of its business with Allstate Life. Under the reinsurance agreement, with the exception of certain qualified Contracts, Fixed Account purchase payments are automatically transferred to Allstate Life and become invested with the assets of Allstate Life, and Allstate Life accepts 100% of the liability under such contracts. Fixed Account purchase payments of qualified Contracts issued in conjunction with a Section 401(a), 401(k) or 403(b) plan, will be invested in the general account of the Company. The Company and Allstate Life have entered into a modified coinsurance agreement under which Allstate Life will continue to reinsure all of the Company's general account obligations under such qualified Contracts.

THE VARIABLE ACCOUNT

Established on December 15, 1992, the Glenbrook Life and Annuity Company Variable Annuity Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. However, such registration does not signify that the Commission supervises the management or investment practices or policies of the Variable Account. The investment performance of the Variable Account is entirely independent of both the investment performance of the Company's general account and the performance of any other separate account.

The Variable Account has been divided into five Sub-accounts, each of which invests solely in its corresponding portfolio of the STI Classic Variable Trust and Prime Money Fund. Additional Variable Sub-accounts may be added at the discretion of the Company. The Variable Account also funds other contracts issued by the Company, which are separately accounted for.

The assets of the Variable Account are held separately from the other assets of the Company. They are not chargeable with liabilities incurred in the Company's other business operations. Accordingly, the income, capital gains and capital losses, realized or unrealized, incurred on the assets of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the income, capital gains or capital losses arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company. The Variable Account may be subject to liabilities arising from Sub-accounts whose assets are attributable to other variable contracts offered by the Variable Account which are not described in this prospectus.

THE FUNDS

The Variable Account will invest in shares of the STI Classic Variable Trust and the Prime Money Fund (the "Funds"). The Funds are registered with the Securities and Exchange Commission as open-end, diversified

12
management investment companies. Registration of the Funds does not involve supervision of its management, investment practices or policies by the Securities and Exchange Commission. The Funds are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Variable Account.

Shares of the portfolios of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THE STI CLASSIC VARIABLE TRUST

The  STI  Classic  Variable  Trust  offers four  portfolios  for  use  with this
Contract: the Investment Grade Bond portfolio, the Capital Growth portfolio, the Value Income Stock portfolio and the Aggressive Growth portfolio. Each portfolio has different investment objectives and policies and operates as a separate investment fund.

The Investment Grade Bond portfolio seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

The Capital Growth portfolio seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which in the advisor's opinion are undervalued in the marketplace at the time of purchase.

The Value Income Stock portfolio seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The Aggressive Growth portfolio seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-sized companies with above-average growth of earnings. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE PRIME MONEY FUND, A PORTFOLIO OF INSURANCE MANAGEMENT SERIES

The  investment objective of the  Prime Money Fund is  to provide current income consistent with the stability of principal and liquidity by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

The Prime Money Fund attempts to maintain a stable net asset value of $1.00 per share; however, an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will maintain a stable $1.00 per share price.

INVESTMENT ADVISORS FOR THE PORTFOLIOS

STI Capital Management, N.A. ("STI Capital") serves as advisor to the Investment Grade Bond, Capital Growth, Value Income Stock and Aggressive Growth portfolios. STI Capital is an indirect wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $42.7 billion as of December 31, 1994.
STI Capital, as advisor, makes the investment decisions for the assets of the portfolios it advises and continuously reviews, supervises and administers the respective portfolio's investment program. STI Capital charges the portfolios an investment management fee. These fees are part of the portfolios' operating expenses. See the attached prospectus for the STI Classic Variable Trust for a discussion of the Fund's expenses.

The investment advisor for the Prime Money Fund is Federated Advisers.

13

There is no assurance that the portfolios in each Fund will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the portfolios can be found in the current prospectus for each Fund accompanying this prospectus.

You will find more complete information about each Fund, including the risks associated with each portfolio, in the accompanying prospectuses. You should read the prospectus for each Fund in conjunction with this prospectus.

THE PROSPECTUS OF EACH FUND SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

FIXED ACCOUNT OPTIONS

THE STANDARD FIXED ACCOUNT

Purchase payments and transfers allocated to the Standard Fixed Account become part of the general account of the Company, which supports insurance and annuity obligations. The general account consists of the general assets of the Company other than those in segregated asset accounts.

Instead of you bearing the investment risk, as is the case for amounts in the Variable Account or in other segregated asset accounts of the Company, we bear the investment risk for all amounts in the Standard Fixed Account. We have sole discretion to invest the assets of the Standard Fixed Account, subject to applicable law. We guarantee that the amounts allocated to the Standard Fixed Account will be credited interest at a net effective annual interest rate at least equal to the minimum guaranteed rate found in the Contract. Currently, the amount of interest credited in excess of the guaranteed rate will vary periodically at the sole discretion of the Company. Any interest held in the Standard Fixed Account does not entitle an Owner to share in the investment experience of the general account.

Money allocated to the Standard Fixed Account earns interest for a one year period at the current rate in effect at the time of allocation. After the one year period, a renewal rate will be declared. Subsequent renewal dates will be every twelve months for each payment or transfer. The renewal interest rate will be guaranteed by us for a full year and will not be less than the minimum guaranteed rate found in the Contract. We may declare more than one interest rate for different monies based upon the date of allocation to the Standard Fixed Account. For current interest rate information, please contact your sales representative or the Company's customer support unit at 1-800/453-6038.

Any interest credited to amounts allocated to the Standard Fixed Account in excess of the guaranteed rate found in the Contract will be determined at the sole discretion of the Company.

Amounts may be transferred from the Sub-accounts of the Variable Account to the Standard Fixed Account, and prior to the Payout Start Date, amounts may also be transferred from the Standard Fixed Account to any other Investment Alternative.

The maximum amount in any Contract Year which may be transferred from the Standard Fixed Account to any other Investment Alternative is limited to the greater of (1) 25% of the value in the Standard Fixed Account as of the most recent Contract Anniversary; if 25% of the value as of the most recent Contract Anniversary is less than $1,000, then up to $1,000 may be transferred; or (2) 25% of the sum of all purchase payments and transfers to the Standard Fixed Account as of the most recent Contract Anniversary.

After the Payout Start Date no transfers may be made from the Fixed Account Options. Transfers from the Variable Account to the Standard Fixed Account may not be made for six months after the Payout Start Date and may be made thereafter only once every six months.

Full and partial withdrawals from the Standard Fixed Account may be delayed for up to six months.

14

THE GUARANTEED MATURITY AMOUNT FIXED ACCOUNT

Purchase payments and transfers allocated to one or more of the Sub-accounts of the Guaranteed Maturity Amount Fixed Account become part of the general account of the Company. Each Sub-account offers a separate interest rate Guarantee Period. Guarantee Periods will be offered at the Company's discretion and may range from one to ten years. Presently, the Company offers Guarantee Periods of three, five, seven and ten years. The Owner must select the Sub-account(s) in which to allocate each purchase payment and transfer. No less than $50 may be allocated to any one Sub-account. The Company reserves the right to limit the number of additional purchase payments.

Interest is credited daily to each Sub-account at a rate which compounds to the effective annual interest rate declared for each Sub-account's Guarantee Period that has been selected. The effective annual interest rate will never be less than the minimum guaranteed rate, as found in the Contract.

The following example illustrates how the Sub-account value for a Sub-account of the Guaranteed Maturity Amount Fixed Account would grow given an assumed purchase payment, Guarantee Period, and effective annual interest rate:

EXAMPLE OF INTEREST CREDITING DURING THE GUARANTEE PERIOD:

Purchase Payment:...............................................................  $10,000.00
Guarantee Period:...............................................................    5 years
Effective Annual Rate:..........................................................      5.20%

                             END OF CONTRACT YEAR:

                                                YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
                                             ------------  ------------  ------------  ------------  ------------
Beginning Sub-Account Value                  $  10,000.00
  X (1 + Effective Annual Rate)                     1.052
                                             ------------
                                             $  10,520.00
Sub-Account Value at end of Contract                       $  10,520.00
  year 1 X (1 + Effective Annual Rate)                            1.052
                                                           ------------
                                                           $  11,067.04
Sub-Account Value at end of Contract                                     $  11,067.04
  year 2 X (1 + Effective Annual Rate)                                          1.052
                                                                         ------------
                                                                         $  11,642.53
Sub-Account Value at end of Contract                                                   $  11,642.53
  year 3 X (1 + Effective Annual Rate)                                                        1.052
                                                                                       ------------
                                                                                       $  12,247.94
Sub-Account Value at end of Contract                                                                 $  12,247.94
  year 4 X (1 + Effective Annual Rate)                                                                      1.052
                                                                                                     ------------
Sub-Account Value at end of Guarantee
  Period:                                                                                            $  12,884.83
                                                                                                     ------------
                                                                                                     ------------

TOTAL INTEREST CREDITED IN GUARANTEE PERIOD:  $2,884.83 ($12,884.83 -
$10,000.00)

NOTE: The above illustration assumes no withdrawals of any amount during the entire five year period. A Market Value Adjustment would apply to any such interim withdrawal. A withdrawal charge may apply to any amount withdrawn in excess of 10% of the Contract Value on the date of the first withdrawal in a Contract Year. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate as found in the Contract.

15

The Company has no specific formula for determining the rate of interest that it will declare initially or in the future. Such interest rates will be reflective of investment returns available at the time of the determination. In addition, the management of the Company may also consider various other factors in determining interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends, and competitive factors. For current interest rate information, please contact your sales representative or the Company's customer support unit at 1-800/453-6038.

THE MANAGEMENT OF THE COMPANY WILL MAKE THE FINAL DETERMINATION AS TO THE INTEREST RATES TO BE DECLARED. THE COMPANY CAN NEITHER PREDICT NOR GUARANTEE FUTURE INTEREST RATES TO BE DECLARED.

Prior to the end of a Guarantee Period, a notice will be mailed to the Owner outlining the options available at the end of a Guarantee Period. During the 30 day period after a Guarantee Period expires the Owner may:

    - take no action and the Company will automatically renew the Sub-account value to a Guarantee Period of the same duration to be established on the day the previous Guaranteed Period expired; or

    - notify the Company to apply the Sub-account value to a new Guarantee Period or periods to be established on the day the previous Guarantee Period expired; or

    - notify the Company to apply the Sub-account value to the Standard Fixed Account to be established on the day the Guarantee Period expired; or

    - notify the Company to apply the Sub-account value to any Sub-accounts of the Variable Account on the day we receive the notification.

    - receive a portion of the Sub-account value or the entire Sub-account value through a partial or full withdrawal. In this case, the amount withdrawn will be deemed to have been renewed at the shortest Guarantee Period then being offered with current interest credited from the date the Guarantee Period expired.

The Automatic Laddering Program allows the Owner to choose, in advance, one renewal Guarantee Period for all renewing Sub-accounts. The Owner can select the Automatic Laddering Program at any time during the accumulation phase, including on the issue date. The Automatic Laddering Program will continue until the Owner gives written notice to the Company.

WITHDRAWALS OR TRANSFERS:

All withdrawals and transfers, paid from a Sub-account of the Guaranteed Maturity Amount Fixed Account other than during the 30 day period after a Guarantee Period expires are subject to a Market Value Adjustment.

The main component in determining the amount received by the Owner is the amount which was requested; however, there may be adjustments to the requested amount. A withdrawal charge may reduce the amount received. A Market Value Adjustment may apply which would reduce or increase the amount received. Premium taxes and federal income tax withholding may also apply which would reduce the amount received.

The amount received by the Owner under a withdrawal request equals the amount requested, adjusted by any Market Value Adjustment, less any applicable withdrawal charge (based upon the amount requested prior to any Market Value Adjustment), less premium taxes and withholding (if applicable).

Amounts may be transferred from the Sub-accounts of the Variable Account to the Guaranteed Maturity Amount Fixed Account, and prior to the Payout Start Date, amounts may also be transferred from the Guaranteed Maturity Amount Fixed Account to any other Investment Alternative.

16

After the Payout Start Date no transfers may be made from the Fixed Account Options. Transfers from the Variable Account to the Guaranteed Maturity Amount Fixed Account may not be made for six months after the Payout Start Date and may be made thereafter only once every six months.

Full and partial withdrawals from the Guaranteed Maturity Amount Fixed Account may be delayed for up to six months.

MARKET VALUE ADJUSTMENT

The Market Value Adjustment reflects the relationship between (1) the current effective annual interest rate for the time remaining in the Guarantee Period at the time of the request for withdrawal or transfer, and (2) the effective annual interest rate guaranteed for that Sub-account. Since current interest rates are based, in part, upon investment yields available at the time, the effect of the Market Value Adjustment will be closely related to the levels of such yields. As such, the Owner bears some investment risk under the Contract.

It is possible, therefore, that should investment yields increase significantly from the time the purchase payment was made, the Market Value Adjustment, withdrawal charge, premium taxes and withholding (if applicable), would reduce the amount received by the Owner upon full withdrawal of the Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the effective annual interest rate for the Guarantee Period is lower than the applicable current effective annual interest rate (interest rate for a period equal to the time remaining in the Sub-account), then the Market Value Adjustment will result in a lower amount payable to the Owner. Similarly, if the effective annual interest rate for the Guarantee Period is higher than the applicable current effective annual interest rate, then the Market Value Adjustment will result in a higher amount payable to the Owner.

For example, assume the Owner purchases a Contract and selects an initial Guarantee Period of five years and the Company's effective annual rate for that duration is 5.20%. Assume that at the end of 3 years, the Owner makes a partial withdrawal. If, at that later time, the current interest rate for a 2 year Guarantee Period is 4.70%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to the Owner. Similarly, if the current interest rate for the 2 year Guarantee Period is 5.70%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to the Owner.

The formula for calculating the Market Value Adjustment is set forth in Appendix A to this prospectus which also contains additional illustrations of the application of the Market Value Adjustment.

PURCHASE OF THE CONTRACTS

PURCHASE PAYMENT LIMITS
Your first purchase payment must be at least $3,000 unless the Contract is a qualified Contract, in which case the first purchase payment must be at least $2,000. All subsequent purchase payments must be $50 or more and may be made at any time prior to the earlier of the Payout Start Date or your 86th birthday. Subsequent purchase payments may also be made from your bank account by automatic transfer.

We reserve the right to limit the amount of purchase payments we will accept.

FREE-LOOK PERIOD

You may cancel the Contract any time within 20 days after receipt of the Contract and receive a full refund of purchase payments allocated to any Fixed Account Option. Unless a refund of purchase payments is required by state or federal law, purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation. In those states, however, where the Company is required to return the entire purchase payment, to minimize investment risk, all money allocated to Sub-accounts of the Variable Account during

17
the 30 day period following the issue date will be immediately invested in the Prime Money Fund during that 30 day period, after which it will be allocated pursuant to your allocation instructions. In such cases, the amount returned upon cancellation within 20 days after receipt of the Contract is the greater of the purchase payment or the Contract Value.

CREDITING OF PURCHASE PAYMENTS

The initial purchase payment accompanied by a duly completed application will be credited to the Contract within two business days of receipt by us at our home office. If an application is not duly completed, we will credit the purchase payments to the Contract within five business days or return it at that time unless you specifically consent to us holding the purchase payment until the application is complete. We reserve the right to reject any application. Subsequent purchase payments will be credited to the Contract at the close of the Valuation Period in which the purchase payment is received.

ALLOCATION OF PURCHASE PAYMENTS

On the application, you instruct us how to allocate the purchase payment among the seven Investment Alternatives. Purchase payments may be allocated in whole percents, from 0% to 100% (total allocation equals 100%) or in exact dollar amounts, to any Investment Alternative. Unless you notify us in writing otherwise, subsequent purchase payments are allocated according to the allocation for the previous purchase payment.

If state or federal law requires a refund of purchase payments during the free-look period, all money allocated to Sub-accounts of the Variable Account during the 30 day period following the issue date of the Contract will be invested in the Prime Money Fund during that 30 day period. On the 31st day, the Contract Value in the Prime Money Fund will then be transferred to the Sub-account(s) you elected on the application for the initial purchase payment and requested for any subsequent purchase payments. This transfer is not subject to a $10 transfer charge and is not included in the 12 free transfers per Contract Year.

ACCUMULATION UNITS

Each purchase payment allocated to the Variable Account will be credited to the Contract as Accumulation Units. For example, if a $10,000 purchase payment is credited to the Contract when the Accumulation Unit value equals $10, then 1,000 Accumulation Units would be credited to the Contract. The Variable Account, in turn, purchases shares of the corresponding portfolio.

For a brief summary of how purchase payments allocated to the Fixed Account are credited to the Contract, see "Fixed Account Options" on page 13.

ACCUMULATION UNIT VALUE

The Accumulation Units in each Sub-account of the Variable Account are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares purchased by each Variable Sub-account and the deduction of certain expenses and charges.

The value of an Accumulation Unit in a Variable Sub-account for any Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

18

TRANSFERS AMONG PORTFOLIOS

Prior to the Payout Start Date, you may transfer amounts among Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year. Transfers to or from more than one fund on the same day are treated as one transfer. The Company is presently waiving this charge. Transfers among Variable Sub-accounts before the Payout Start Date may be made at any time. See "Withdrawals or Transfers," page 15 for the requirements on transfers from the Fixed Account.

After the Payout Start Date, transfers among Sub-accounts of the Variable Account, or from the Variable Account to the Fixed Account may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, transfers from the Fixed Account Options are not allowed.

Transfers may be made pursuant to telephone instructions if the Owner completes the telephone authorization form on the application or another form provided by the Company. Telephone transfer requests will be accepted by the Company if received at 1-800/453-6038 by 3:00 p.m., Central Time. Telephone transfer requests received at any other telephone number or after 3:00 p.m., Central Time will not be accepted by the Company. Telephone transfer requests received before 3:00 p.m., Central Time are effected at the next computed value. If telephone transfers are not authorized, transfer requests must be in writing, on a form provided by the Company. The Company utilizes procedures which the Company believes will provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, the Company disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if the Company does not take reasonable steps to help ensure that such authorizations are valid, the Company may be liable for such losses.

The Company reserves the right to waive the transfer restrictions.

DOLLAR COST AVERAGING

Transfers may be made automatically through Dollar Cost Averaging prior to the Payout Start Date. Dollar Cost Averaging permits the Owner to transfer a specified amount every month from any Sub-account of the Variable Account or from the Standard Fixed Account, to any other Sub-account of the Variable Account. Dollar Cost Averaging cannot be used to transfer amounts to the Fixed Account. Transfers made through Dollar Cost Averaging are not assessed a $10 charge and are not included in the 12 free transfers per Contract Year.

The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market.

AUTOMATIC PORTFOLIO REBALANCING

Transfers may be made automatically through Automatic Portfolio Rebalancing prior to the Payout Start Date. By electing Automatic Portfolio Rebalancing, all of the money allocated to Sub-accounts of the Variable Account will be rebalanced to the desired allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, money will be transferred among Sub-accounts of the Variable Account to achieve the desired allocation.

The desired allocation will be the allocation initially selected, unless subsequently changed. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs prior to receipt of the written request.

19

Transfers made through Automatic Portfolio Rebalancing are not assessed a $10 charge and are not included in the 12 free transfers per Contract Year.

Any money allocated to a Fixed Account Option will not be included in the rebalancing.

BENEFITS UNDER THE CONTRACT

WITHDRAWALS

You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (the Annuitant if the Owner is not a natural person) or the Payout Start Date. The amount available for withdrawal is the Contract Value next computed after the Company receives the request for a withdrawal at its home office, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges and any premium taxes. Withdrawals from the Variable Account will be paid within seven days of receipt of the request, subject to postponement in certain circumstances. See "Delay of Payments," page 24.

Money can be withdrawn from the Variable Account or the Fixed Account Options. To complete the partial withdrawal from the Variable Account, the Company will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. The Owner must name the Investment Alternative from which the withdrawal is to be made. If none is named, then the withdrawal request is incomplete and cannot be honored.

The minimum partial withdrawal is $50. If the Contract Value after a partial withdrawal would be less than $2,000, then the Company will treat the request as one for a termination of the Contract and the entire Contract Value, adjusted by any Market Value Adjustment, less any charges and premium taxes, will be paid out. The Company will, however, require confirmation of the withdrawal request before terminating the Contract.

Partial   withdrawals  may  also  be   taken  automatically  through  Systematic
Withdrawals on a monthly, quarterly, semi-annual or annual basis. Systematic Withdrawals of $50 or more may be requested at any time prior to the Payout
Start Date. At the Company's discretion, Systematic Withdrawals may not be offered in conjunction with Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Withdrawals and surrenders may be subject to income tax and a 10% tax penalty. This tax is explained in "Federal Tax Matters," on page 25.

After the Payout Start Date, withdrawals are only permitted when you are receiving payments from the Variable Account under an Income Plan with Guaranteed Payments for a Specified Period. In that case, you may terminate the Variable Account portion of the income payments at any time.

PAYOUT START DATE FOR INCOME PAYMENTS

The Payout Start Date is the day that income payments will start under the Contract. You may change the Payout Start Date at any time by notifying the Company in writing of the change at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be (a) at least one month after the Issue Date; and (b) no later than the day the Annuitant reaches age 90, or the 10th anniversary, if later.

AMOUNT OF VARIABLE ACCOUNT INCOME PAYMENTS

The amount of Variable Account income payments depends upon the investment experience of the Sub-accounts selected by the Owner and any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. The Company guarantees that the amount of the income payment will not be affected by (1) actual mortality experience and (2) the amount of the Company's administration expenses.

20

The Contracts offered by this prospectus contain income payment tables that provide for different benefit payments to men and women of the same age (except in states which require unisex annuity tables). Nevertheless, in accordance with the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS, in certain employment-related situations, annuity tables that do not vary on the basis of sex may be used. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, consideration should be given, in consultation with legal counsel, to the impact of NORRIS on any such plan before making any contributions under these Contracts.

The total income payments received may be more or less than the total purchase payments made because (a) Variable Account income payments vary with the investment results of the underlying portfolios, and (b) Annuitants may not live as long as expected.

The Income Plan option selected will affect the dollar amount of each income payment. For example, if an Income Plan Guaranteed for Life is chosen, the income payments will be greater than income payments under an Income Plan for a Minimum Specified Period and guaranteed thereafter for life.

If the actual net investment experience of the Variable Account is less than the assumed investment rate, then the dollar amount of the income payments will decrease. The dollar amount of the income payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the income payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the Variable Account income payments, the assumed investment rate is 3 percent.

AMOUNT OF FIXED ACCOUNT INCOME PAYMENTS

Income payment amounts derived from any Fixed Account Option are guaranteed for the duration of the Income Plan. The income payment based upon any Fixed Account Option is calculated by applying the portion of the Contract Value in any Fixed Account Option on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the income payment table selected or such other value as we are offering at that time.

INCOME PLANS

You may elect income payments based on any Fixed Account Option and/or the Variable Account. The Owner may change the Income Plan until 30 days before the Payout Start Date. If an Income Plan is chosen which depends on the Annuitant or Joint Annuitant's life, proof of age will be required before income payments begin. Applicable premium taxes will be assessed. The Income Plans include:

    INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS

    The Company will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

    INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS

    The Company will make payments for as long as either the Annuitant or Joint Annuitant, named at the time of Income Plan selection, is living. If both the Annuitant and the Joint Annuitant die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

    INCOME PLAN 3 -- GUARANTEED PAYMENTS FOR A SPECIFIED PERIOD

    The Company will make payments for a specified period beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360.

The mortality and expense risk charge will be deducted from Variable Account payments even though the Company does not bear any mortality risk. If Income Plan 3 is chosen and the proceeds are derived from the Variable Account, you may terminate the Contract at any time by notifying the Company in writing and you will receive the Contract Value within seven days; however, a withdrawal charge may apply if this occurs.

21

In the event that an Income Plan is not selected, the Company will make income payments in accordance with Income Plan 1 with Guaranteed Payments for 120 Months. At the Company's discretion, other Income Plans may be available upon request. The Company currently uses sex-distinct annuity tables. However, if legislation is passed by Congress or the states, the Company reserves the right to use income payment tables which do not distinguish on the basis of sex. Special rules and limitations may apply to certain qualified contracts.

If the Contract Value to be applied to an Income Plan is less than $2,000, or if the monthly payments determined under the Income Plan are less than $20, the Company may pay the Contract Value adjusted by any Market Value Adjustment less any applicable taxes in a lump sum or change the payment frequency to an interval which results in income payments of at least $20.

DEATH BENEFIT PAYABLE

We will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. The death benefit is paid to the Owner as determined immediately after the death. This would be a surviving joint Owner or, if none, the Beneficiary.

If the Annuitant and Joint Annuitant, if applicable, die after the Payout Start Date, the Company will continue to pay the remainder of the guaranteed payments to the Owner.

DEATH BENEFIT AMOUNT

Prior to the Payout Start Date, the death benefit before any Market Value Adjustment is equal to the greatest of: (a) the Contract Value on the date the Company receives a complete request for payment of the death benefit, or (b) for each previous Death Benefit Anniversary occurring prior to your 80th birthday, the Contract Value; plus any purchase payments made since that anniversary; minus any amounts we paid you (including income tax we withheld for you) since that anniversary. The death benefit will be adjusted by any applicable Market Value Adjustment as of the date we determine the death benefit. A Death Benefit Anniversary is every seventh Contract Anniversary beginning with the issue date. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries. The death benefit will never be less than the sum of all purchase payments less any amounts previously withdrawn (including income tax withholding).

The value of the death benefit will be determined at the end of the Valuation Period during which the Company receives a complete request for payment of the death benefit, which includes due proof of death.

The Company will not settle any death claim until it receives due proof of death.

DEATH BENEFIT PAYMENT PROVISIONS

The Owner eligible to receive death benefits has the following options:

1. If the Owner eligible to receive the death benefit is not a natural person, then the Owner must receive the death benefit in a lump sum within five years of the Date of Death.

2. Otherwise, within 60 days of the date when the death benefit is calculated, the Owner may elect to receive the death benefit under an Income Plan or in a lump sum.

    (a) Payments from the Income Plan must begin within one-year of the Date of Death and must be payable throughout:

       -the life of the Owner; or

       -a period not to exceed the life expectancy of the Owner; or

       -the life of the Owner with payments guaranteed for a period not to exceed the life expectancy of the Owner.

22

    (b) Any death benefit payable in a lump sum must be paid within five years of the date of death. If no election is made, funds will be distributed at the end of the five year period.

3. If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. If the Contract is continued in the accumulation phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

No deductions are made from purchase payments. Therefore, the full amount of every purchase payment is invested in the Investment Alternative(s).

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

You may withdraw the Contract Value at any time before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant.

There are no withdrawal charges on amounts withdrawn up to 10% of the Contract Value on the date of the first withdrawal in a Contract Year. Amounts withdrawn in excess of this may be subject to a withdrawal charge. Amounts not subject to a withdrawal charge and not withdrawn in a Contract Year are not carried over to later Contract Years. Withdrawal charges, if applicable, will be deducted from the amount paid.

For purposes of calculating the amount of the withdrawal charge, withdrawals are assumed to come from purchase payments first, beginning with the oldest payment. Withdrawals made after all purchase payments have been withdrawn, will not be subject to a withdrawal charge. For partial withdrawals, the amount of payment received by the Owner, any withdrawal charge, any applicable taxes and any Market Value Adjustment, will be deducted from the Contract Value.

Withdrawal charges will be applied to amounts withdrawn in excess of 10% as set forth below:

COMPLETE YEARS SINCE                                 APPLICABLE
PURCHASE PAYMENT BEING                               WITHDRAWAL
WITHDRAWN WAS MADE                               CHARGE PERCENTAGE
----------------------------------------------  --------------------
0 years...........................................................7%
1 year............................................................6%
2 years...........................................................5%
3 years...........................................................4%
4 years...........................................................3%
5 years...........................................................2%
6 years...........................................................1%
7 Years or more...................................................0%

Withdrawal charges will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. The
Company does not anticipate that the withdrawal charges will cover all distribution expenses in connection with the Contract.

In addition, federal and state income tax may be withheld from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty. See "Federal Tax Matters," page 25.

The Company will waive any withdrawal charge prior to the Payout Start Date if at least 30 days after the Contract Date any Owner (or Annuitant if the Owner is not a natural person) 1) is first confined to a long term care facility or hospital for at least 90 consecutive days, confinement is prescribed by a physician and is medically necessary, and the request for a withdrawal and adequate written proof of confinement are

23
received by us no later than 90 days after discharge; or, 2) is first diagnosed by a physician as having a terminal illness and a request for a withdrawal and adequate proof of diagnosis are received by us. In addition, the withdrawal charge will be waived on withdrawals taken to satisfy IRS Required Minimum Distribution Rules for this Contract.

CONTRACT MAINTENANCE CHARGE

A contract maintenance charge is deducted annually from the Contract Value to reimburse the Company for its actual costs in maintaining each Contract and the Variable Account. The Company guarantees that the amount of this charge will not exceed $30 per Contract Year over the life of the Contract. This charge will be waived if the total purchase payments are $25,000 or more or if all money is allocated to the Fixed Account Options on the Contract Anniversary.

Maintenance costs include but are not limited to expenses incurred in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit and Annuity Unit values; and issuing reports to Owners and regulatory agencies. The Company does not expect to realize a profit from this charge.

Prior to the Payout Start Date, on each Contract Anniversary, the contract maintenance charge will be deducted from each Sub-account of the Variable Account in the same proportion that the Owner's value in each bears to the total value in all Sub-accounts of the Variable Account. After the Payout Start Date, a pro rata share of the annual contract maintenance charge will be deducted from each income payment. For example, 1/12 of the $30, or $2.50, will be deducted if there are twelve income payments during the Contract Year. The portion of the contract maintenance charge proportional to the part of the Contract Year elapsed will be deducted from the amount paid upon termination of the Contract.

ADMINISTRATIVE EXPENSE CHARGE

The Company will deduct an administrative expense charge which is equal, on an annual basis, to .10% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. This charge is designed to cover actual administrative expenses which exceed the revenues from the contract maintenance charge. The Company does not intend to profit from this charge. The Company believes that the administrative expense charge and contract maintenance charge have been set at a level that will recover no more than the actual costs associated with administering the Contract. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract.

MORTALITY AND EXPENSE RISK CHARGE

The Company will deduct a mortality and expense risk charge which is equal, on an annual basis, to 1.25% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. The Company estimates that .85% is attributable to the assumption of mortality risks and .40% is attributable to the assumption of expense risks. The Company guarantees that the percentage for this charge will not increase over the life of the Contract.

The mortality risk arises from the Company's guarantee to cover all death benefits and to make income payments in accordance with the Income Plan selected and the Income Payment Tables.

The expense risk arises from the possibility that the contract maintenance and administrative expense charge, both of which are guaranteed not to increase, will be insufficient to cover actual administrative expenses.

If the mortality and expense risk charge is insufficient to cover the Company's mortality costs and excess expenses, the Company will bear the loss. If the charge is more than sufficient, the Company will retain the balance as profit. The Company currently expects a profit from this charge. Any such profit, as well as any other profit realized by the Company and held in its general account (which supports insurance and annuity

24
obligations), would be available for any proper corporate purpose, including, but not limited to, payment of distribution expenses.

TAXES

The Company will deduct applicable state premium taxes or other similar policyholder taxes relative to the Contract (collectively referred to as "premium taxes") either at the Payout Start Date, or when a total withdrawal occurs. Current premium tax rates range from 0 to 3.5%. The Company reserves the right to deduct premium taxes from the purchase payments.

At the Payout Start Date, the charge for premium taxes will be deducted from each Investment Alternative in the proportion that the Owner's value in the Investment Alternative bears to the total Contract Value.

TRANSFER CHARGES

The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year, excluding transfers through Dollar Cost Averaging and Automatic Portfolio Rebalancing. The Company is presently waiving this charge.

FUND EXPENSES

A complete description of the expenses and deductions from the portfolios in each Fund is found in the prospectus for each Fund. This prospectus is accompanied by the prospectus for each Fund.

GENERAL MATTERS

BENEFICIARY

Subject to the terms of any irrevocable Beneficiary designation, the Owner may change the Beneficiary at any time by notifying the Company in writing. Any change will be effective at the time it is signed by the Owner, whether or not the Annuitant is living when the change is received by the Company. The Company will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

Unless otherwise provided in the Beneficiary designation, if any Beneficiary predeceases the Owner, the new Beneficiary will be: the Owner's spouse if living; otherwise, the Owner's children, equally, if living; otherwise, the Owner's estate. Multiple Beneficiaries may be named. Unless otherwise provided in the Beneficiary designation, if more than one Beneficiary survives the Owner, the surviving Beneficiaries will share equally in any amounts due.

ASSIGNMENTS

The Owner may not assign an interest in a Contract as collateral or security for a loan. Otherwise, the Owner may assign benefits under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. No assignment will bind the Company unless it is signed by the Owner and filed with the Company. The Company is not responsible for the validity of an assignment.

DELAY OF PAYMENTS

Payment of any amounts due from the Variable Account under the Contract will occur within seven days, unless:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.  An emergency exists as defined by the Securities and Exchange Commission; or

25

3. The Securities and Exchange Commission permits delay for the protection of the Owners.

Payments or transfers from the Fixed Account may be delayed for up to 6 months.

MODIFICATION

The Company may not modify the Contract without the consent of the Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or any changes required by the Code or by any other applicable law.

CUSTOMER INQUIRIES

The Owner or any persons interested in the Contract may make inquiries regarding the Contract by calling or writing your representative or:

GLENBROOK LIFE AND ANNUITY COMPANY
3100 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062
1-800/453-6038

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL

Generally, an annuity contract owner is not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where (1) the owner is a natural person, and (2) the issuing insurance company, instead of the annuity owner, is considered the owner for federal income tax purposes of any separate account assets funding the contract.

NON-NATURAL OWNERS

As a general rule, annuity contracts owned by non-natural persons are not treated as annuity contracts for federal income tax purposes and the income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. There are several exceptions to the general rule for contracts owned by non-natural persons which are discussed in the Statement of Additional Information.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have

26
control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

INVESTOR CONTROL

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among Sub-accounts of a variable account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, Treasury announced that guidance would be issued in the future regarding the extent that owners could direct their investments among Sub-accounts without being treated as owners of the underlying assets of the Variable Account. It is possible that Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the federal tax owner of the assets of the Variable Account.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

In the case of a partial withdrawal under a non-qualified contract, amounts received are taxable to the extent the contract value before the withdrawal exceeds the investment in the contract. In the case of a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract bears to the contract value, can be excluded from income. In the case of a full withdrawal under a non-qualified contract or a qualified contract, the amount received will be taxable only to the extent it exceeds the investment in the contract. If an individual transfers an annuity contract without full and adequate consideration to a person other than the individual's spouse (or to a former spouse incident to a divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of the contract value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS

Generally, the rule for income taxation of payments received from an annuity contract provides for the return of the owner's investment in the contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. In the case of variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the contract by the total number of expected payments. In the case of fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract.

TAXATION OF ANNUITY DEATH BENEFITS

Amounts may be distributed from an annuity contract because of the death of an owner or annuitant. Generally, such amounts are includible in income as follows:
(1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal or (2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

There is a 10% penalty tax on the taxable amount of any premature distribution from a non-qualified annuity contract. The penalty tax generally applies to any distribution made prior to the owner attaining age 59 1/2. However, there should be no penalty tax on distributions to owners (1) made on or after the owner attains

27
age 59 1/2; (2) made as a result of the owner's death or disability; (3) made in substantially equal periodic payments over life or life expectancy; or (4) made under an immediate annuity. Similar rules apply for distributions under certain qualified contracts. Please see the Statement of Additional Information for a discussion of other situations in which the penalty tax may not apply.

AGGREGATION OF ANNUITY CONTRACTS

All non-qualified annuity contracts issued by the Company (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

Annuity contracts may be used as investments with certain tax qualified plans such as: (1) Individual Retirement Annuities under Section 408(b) of the Code;
(2) Simplified Employee Pension Plans under Section 408(k) of the Code; (3) Tax Sheltered Annuities under Section 403(b) of the Code; (4) Corporate and Self Employed Pension and Profit Sharing Plans; and (5) State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. In the case of certain tax qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the contract.

RESTRICTIONS UNDER SECTION 403(B) PLANS

Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any annuity contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

INCOME TAX WITHHOLDING

The Company is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless an individual elects to make a "direct rollover" of such amounts to another qualified plan or Individual Retirement Account or Annuity (IRA). Eligible rollover distributions generally include all distributions from qualified contracts, excluding IRAs, with the exception of
(1) required minimum distributions, or (2) a series of substantially equal periodic payments made over a period of at least 10 years, or the life (joint lives) of the participant (and beneficiary). For any distributions from non-qualified annuity contracts, or distributions from qualified contracts which are not considered eligible rollover distributions, the Company may be required to withhold federal and state income taxes unless the recipient elects not to have taxes withheld and properly notifies the Company of such election.

DISTRIBUTION OF THE CONTRACTS

Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Commissions paid to registered representatives may vary, but in aggregate are not anticipated to exceed 6% of any purchase payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time purchase

28

payments have been held under a Contract, and Contract Values. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. These commissions are intended to cover distribution expenses.

The underwriting agreement with ALFS provides for indemnification by the Company, to the principal underwriter, for liability to Owners arising out of services rendered or Contracts issued.

VOTING RIGHTS

The Owner or anyone with a voting interest in the Sub-account of the Variable Account may instruct the Company on how to vote at shareholder meetings of the Funds. The Company will solicit and cast each vote according to the procedures set up by the Funds and to the extent required by law. The Company reserves the right to vote the eligible shares in its own right, if subsequently permitted by the Investment Company Act of 1940, its regulations or interpretations thereof.

Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast.

Before the Payout Start Date, the Owner holds the voting interest in the Sub-account of the Variable Account (the number of votes for the Owner will be determined by dividing the Contract Value attributable to a Sub-account by the net asset value per share of the applicable eligible portfolio).

After the Payout Start Date, the person receiving income payments has the voting interest. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible portfolio.

SELECTED FINANCIAL DATA

The following selected financial data for the Company should be read in conjunction with the financial statements and notes thereto included in this Prospectus beginning on page 34.

GLENBROOK LIFE AND ANNUITY COMPANY
SELECTED FINANCIAL DATA
(IN THOUSANDS)

YEAR-END FINANCIAL DATA                                                         1994         1993        1992*
---------------------------------------------------------------------------  ----------  ------------  ----------
For The Years Ended December 31:
  Income Before Taxes......................................................  $    2,017  $        836  $      337
  Net Income...............................................................       1,294           529         212
As of December 31:
  Total Assets(1)..........................................................     751,680       169,361      12,183
QUARTERLY FINANCIAL DATA                                                                         1995        1994
---------------------------------------------------------------------------              ------------  ----------
For The Quarter Ended June 30:
  Income Before Taxes......................................................              $      1,022  $      210
  Net Income...............................................................                       659         132
As of June 30:
  Total Assets(1)..........................................................                 1,101,366     420,653

------------

(1) The Company adopted SFAS No. 115, "Accounting for Certain Instruments in Debt and Equity Securities" on December 31, 1993. See Note 3 to the Financial Statements.

*    For  the period from  April 1, 1992  (date of acquisition)  to December 31,
     1992.

29

MANAGEMENT'S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993
AND FOR THE PERIOD FROM APRIL 1, 1992
(DATE OF ACQUISITION) TO DECEMBER 31, 1992

GENERAL

Glenbrook Life and Annuity Company (the "Company") is wholly owned by Allstate Life Insurance Company ("Allstate Life"), which is wholly owned by Allstate Insurance Company, a wholly-owned subsidiary of The Allstate Corporation (the "Corporation"). In November 1994, Sears, Roebuck and Co. ("Sears") announced it intended to distribute in a tax-free dividend to its stockholders its 80.3% ownership interest of the Corporation (the "Distribution").

The Company issues single and flexible premium annuity contracts. In addition the Company issues flexible premium deferred variable annuity contracts.

Effective December 31, 1993, the Company entered into an assumption reinsurance treaty with an affiliate, Glenbrook Life Insurance Company, to reinsure certain annuity contracts. Per the terms of the agreement, the Company assumed all of Glenbrook Life Insurance Company's liability under such contracts.

The Company reinsures all of its insurance in force, including the business assumed from Glenbrook Life Insurance Company, with Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by the Company are not reflected in the Company's financial statements. The amounts reflected in the Company's financial statements relate only to the investment of those assets of the Company that are not transferred to Allstate Life under the reinsurance agreement.

RESULTS OF OPERATIONS

Net investment income was $2.0 million in 1994 compared with $836 thousand and $405 thousand in 1993 and 1992, respectively. Invested assets grew $38.5 million in 1994 due entirely to a capital contribution from Allstate Life during the third quarter of 1994.

Net income was $1.3 million compared to $529 thousand in 1993 and $212 thousand in 1992. The increase in 1994 is due to the increase in investment income.

LIQUIDITY AND CAPITAL RESOURCES

Under the terms of intercompany reinsurance agreements, assets of the Company that relate to insurance in-force are transferred to Allstate Life. Therefore, the funds necessary to support the operations of the Company are provided by Allstate Life and the invested assets supporting contract liabilities are held by Allstate Life.

During the third quarter of 1994, the Company received a capital contribution of $40 million from Allstate Life.

SEGMENT INFORMATION

The Company's operations consist of one business segment which is the issuance of insurance and annuity products.

RESERVES

Under the Company's reinsurance agreement with Allstate Life, the Company reinsures all reserve liabilities with Allstate Life except for variable contracts. The Company's variable contract assets and liabilities are held in a legally segregated unitized separate account and are retained by the Company. The transactions related to guaranteed benefits under the variable contracts are transferred to Allstate Life.

30

INVESTMENTS

The Company generally holds its fixed income securities for the long term, but has classified them as "available for sale" and carries them in the statement of financial position at fair value, to allow maximum flexibility in portfolio management.

PENDING ACCOUNTING STANDARDS

In May, 1993, the Financial Accounting Standards Board ("FASB") issued FASB No. 114, "Accounting by Creditors for Impairment of a Loan." The statement, which must be adopted by 1995, requires that impairment loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate. The impact on net income and financial condition of adopting this statement is not expected to be significant.

THREE AND SIX-MONTH PERIODS ENDED JUNE, 30, 1995

GENERAL

Glenbrook Life and Annuity Company (the "Company") is wholly owned by Allstate Life Insurance Company ("Allstate Life"). Allstate Life is wholly-owned by Allstate Insurance Company, a wholly-owned subsidiary of The Allstate Corporation ("the Corporation"). Sears, Roebuck and Co. distributed its 80.3% ownership in the Corporation on June 30, 1995 to Sears common shareholders through a tax-free dividend. As a result of the distribution, Sears no longer has an ownership interest in the Corporation.

The Company issues single and flexible premium annuity contracts and flexible premium deferred variable annuity contracts.

The Company reinsures all of its insurance in-force with Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by the Company are not reflected in the Company's Statements of Income.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Pre-tax net investment income in the second quarter of 1995 increased 280.2% to $1.0 million compared to $210 thousand for the same period in 1994. For the first six months of 1995 pre-tax net investment income increased 339.6% to $2.0 million compared to $455 thousands in the prior year. The increases were primarily related to an increased level of invested assets which resulted from a $40 million capital contribution from Allstate Life during the third quarter of 1994. Net income reflects the changes in pre-tax investment income.

The Statement of Financial Position at June 30, 1995 reflects an increase of 49.4% from December 31, 1994 in both contractholder funds and amounts recoverable from Allstate Life Insurance Company under reinsurance treaties. This is due to sales of the Company's single and flexible premium annuity contracts.

LIQUIDITY AND CAPITAL RESOURCES

Under the terms of the reinsurance agreement, assets of the Company that related to insurance in-force, excluding separate account assets and, beginning in 1995, assets related to certain market value adjusted annuity contracts under employee benefit plans, are transferred to Allstate Life. Therefore, the funds necessary to support the operations of the Company are provided by Allstate Life and the Company is not required to obtain additional capital to support inforce or future business.

PENDING ACCOUNTING STANDARDS

In March 1995, the Financial Accounting Standards Board issued SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". The statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The statement requires that impairment loss be measured for those assets as the amount

31
by which the carrying amount of the asset exceeds the asset's fair value. This statement will be adopted in 1996 and is not expected to have a material impact on the Company's results of operations or financial position.

COMPETITION

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities competing in the sale of insurance and annuities. There are approximately 2,000 stock, mutual and other types of insurers in business in the United States. Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate Life which automatically reinsures all net business of the Company. A.M. Best Company also assigns the Company the rating of A+(r) because the Company automatically reinsures all business with Allstate Life. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to the Company's claims-paying ability and Moody's assigns an Aa3 (Excellent) financial stability rating to the Company. These ratings do not relate to the investment performance of the Variable Account.

EMPLOYEES

As of December 31, 1994, Allstate Life has approximately 31 employees at its home office in Northbrook, Illinois who work primarily on the Company's matters.

PROPERTIES

The Company occupies office space provided by its parent, Allstate Life, in Northbrook, Illinois. Expenses associated with these offices are allocated on a direct and indirect basis to the Company.

STATE AND FEDERAL REGULATION

The insurance business of the Company is subject to comprehensive and detailed regulation and supervision throughout the United States.

The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

Under insurance guaranty fund law, in most states, insurers doing business therein can be assessed up to prescribed limits for contract owner losses incurred as a result of company insolvencies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

In addition, several states, including Illinois, regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.

32

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER, II, 49, Chief Executive Officer and Chairman of the Board
(1995)*
He is also the President of Allstate Life Insurance Company; President and Chairman of the Board of Allstate Life Insurance Company of New York, Glenbrook Life Insurance Company, and Northbrook Life Insurance Company; Chairman of the Board of Allstate Settlement Corporation; Chairman of the Board and Chief Executive Officer of Lincoln Benefit Life Company and Surety Life Insurance Company; and a Director of Allstate Insurance Company and Allstate Life
Financial Services, Inc. Prior to January 1, 1990, he was Executive Vice President of Allstate Life Insurance Company. From 1990 to 1995, he was President and Chairman of the Board of the Company.

MARLA G. FRIEDMAN, 41, President, Chief Operating Officer and Director (1995)* She is also Vice President and Director of Allstate Life Insurance Company, Glenbrook Life Insurance Company, and Northbrook Life Insurance Company; and a Director of Allstate Life Financial Services, Inc. She was elected a Director of the Company in 1992. Prior to 1995, she was Vice President and Director of the Company.

MICHAEL J. VELOTTA, 50, Vice President, Secretary, General Counsel, and Director
(1993)*
He is also Vice President, Secretary, General Counsel and Director of Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life Insurance Company, Northbrook Life Insurance Company and Surety Life Insurance Company; and a Director of Lincoln Benefit Life Company and Allstate Life Financial Services, Inc. From 1989 through 1992, he was Vice President, Assistant General Counsel of Allstate Insurance Company.

PETER H. HECKMAN, 49, Vice President and Director (1992)*
He is also Vice President and Director of Allstate Life Insurance Company; Vice President of Allstate Life Insurance Company of New York, Northbrook Life Insurance Company, Glenbrook Life Insurance Company; and Director of Surety Life Insurance Company and Lincoln Benefit Life Company. He was elected a Director of the Company in 1992. Prior to 1992, he held all of the above listed positions except the current position with the Company.

G. CRAIG WHITEHEAD, 49, Senior Vice President, Assistant Vice President and Director (1995)*
He is also Assistant Vice President and Director of Glenbrook Life Insurance Company and Assistant Vice President of Allstate Life Insurance Company. Prior to 1991, he was a director in the strategic planning area of Allstate.
BARRY S. PAUL, 39, Assistant Vice President and Controller (1992)*
He is also Assistant Vice President of Allstate Life Insurance Company; Assistant Vice President and Corporate Actuary of Allstate Life Insurance Company of New York; and Assistant Vice President and Controller of Glenbrook Life Insurance Company and Northbrook Life Insurance Company. Prior to 1992, he held all of the above listed positions except the current position with the Company.

* Date elected to current office.

33

EXECUTIVE COMPENSATION

Executive officers of the Company also serve as officers of Allstate Life and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company. However, no officer's compensation allocated to the Company exceeded $100,000 in 1994. The allocated cash compensation of all officers of the Company as a group for services rendered in all capacities to the Company during 1994 totalled $9,216.31. Directors of the Company receive no compensation in addition to their compensation as employees of the Company.

Shares of the Company and Allstate Life are not directly owned by any director or officer of the Company. The percentage of shares of The Allstate Corporation beneficially owned by any director, and by all directors and officers of the Company as a group, does not exceed one percent of the class outstanding.

                           SUMMARY COMPENSATION TABLE
                         (ALLSTATE LIFE INSURANCE CO.)

                                                                                         LONG TERM COMPENSATION
                                                                              ---------------------------------------------
                                                                                      AWARDS
                                                                              -----------------------        PAYOUTS
                                                 ANNUAL COMPENSATION                          (G)      --------------------
                                         -----------------------------------               SECURITIES
                                                                    (E)           (F)      UNDERLYING     (H)
            (A)                             (C)        (D)     OTHER ANNUAL   RESTRICTED    OPTIONS/     LTIP        (I)
COMPENSATION NAME                (B)      SALARY      BONUS    COMPENSATION      STOCK        SARS      PAYOUTS   ALL OTHER
AND PRINCIPAL POSITION          YEAR        ($)        ($)          ($)        AWARD(S)       (#)         ($)        ($)
----------------------------  ---------  ---------  ---------  -------------  -----------  ----------  ---------  ---------
Louis G. Lower, II..........    1994     $ 389,050  $  26,950    $  25,889     $ 170,660      N/A              0  $   1,8901
 President and Chairman of      1993     $ 374,200  $ 294,683    $  52,443     $ 318,625      N/A      $  13,451  $   6,2961
 the Board of Directors         1992     $ 356,625          0    $  11,981     $ 206,388      N/A      $ 173,561  $   2,0951

---------------
1 Amount received by Mr. Lower which represents the value allocated to his account from employer contributions under The Savings and Profit Sharing Fund of Sears employees.

LEGAL PROCEEDINGS

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company.

EXPERTS

The financial statements and financial statement schedule of the Company as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993 and for the period from April 1, 1992 (Date of Acquisition) to December 31, 1992 included in this prospectus have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779 independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters relating to the federal securities laws applicable to the issue and sale of the Contracts have been passed upon by Routier, Mackey and Johnson, P.C., of Washington, D.C. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

34

                                  [LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER
OF GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (an affiliate of Sears, Roebuck and Co.) as of December 31, 1994 and 1993, and the related Statements of Income, Shareholder's Equity and Cash Flows for the years ended December 31, 1994 and 1993 and for the period from April 1, 1992 (date of acquisition) to December 31, 1992. Our audits also included Schedule IV -- Reinsurance for the years ended December 31, 1994 and 1993 and for the period from April 1, 1992 to December 31, 1992. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Glenbrook Life and Annuity Company as of December 31, 1994 and 1993 and the results of its operations and its cash flows for the years ended December 31, 1994, 1993, and for the period from April 1, 1992 (date of acquisition) to December 31, 1992 in conformity with generally accepted accounting principles. Also in our opinion, Schedule IV -- Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 3 to the financial statements, in 1993 the Company changed its method of accounting for investments in debt securities.

/s/ Deloitte & Touche LLP
April 1, 1995

35

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                                                 DECEMBER 31,
                                                                                            ----------------------
                                                                                               1994        1993
                                                                                            ----------  ----------
                                                                                               ($ IN THOUSANDS)
Assets
  Investments
    Fixed income securities:
      Available for sale, at fair value (amortized cost $51,527 and $9,543)...............  $   49,807  $   10,609
    Short-term............................................................................         924       1,591
                                                                                            ----------  ----------
        Total investments.................................................................      50,731      12,200
  Reinsurance recoverable from Allstate Life Insurance Company............................     696,854     154,799
  Cash....................................................................................                     299
  Net receivable from affiliates..........................................................          88          41
  Other...................................................................................       4,007       2,022
                                                                                            ----------  ----------
        Total assets......................................................................  $  751,680  $  169,361
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Liabilities
  Contractholder funds....................................................................  $  696,854  $  154,799
  Income taxes payable....................................................................          63         574
  Other liabilities and accrued expenses..................................................       2,105         813
                                                                                            ----------  ----------
        Total liabilities.................................................................     699,022     156,186
                                                                                            ----------  ----------
Commitments and contingencies
Shareholder's equity
  Common stock ($500 par, 42,000 shares authorized, issued, and outstanding)..............       2,100       2,100
  Additional capital paid-in..............................................................      49,641       9,641
  Unrealized net capital (losses) gains...................................................      (1,118)        693
  Retained income.........................................................................       2,035         741
                                                                                            ----------  ----------
        Total shareholder's equity........................................................      52,658      13,175
                                                                                            ----------  ----------
        Total liabilities and shareholder's equity........................................  $  751,680  $  169,361
                                                                                            ----------  ----------
                                                                                            ----------  ----------

                       See notes to financial statements.

36

                       GLENBROOK LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME

                                                                                         FOR THE
                                                                 FOR THE YEAR ENDED    PERIOD FROM
                                                                    DECEMBER 31,       APRIL 1 TO
                                                                --------------------  DECEMBER 31,
                                                                  1994       1993         1992
                                                                ---------  ---------  -------------
                                                                         ($ IN THOUSANDS)
Revenues
  Investment income, less investment expense..................  $   2,017  $     753    $     405
  Realized capital gains and losses...........................                    83
                                                                ---------  ---------        -----
                                                                    2,017        836          405
Expenses
  Operating expenses..........................................                                 68
                                                                ---------  ---------        -----
Income before income taxes....................................      2,017        836          337
Income tax expense............................................        723        307          125
                                                                ---------  ---------        -----
Net income....................................................  $   1,294  $     529    $     212
                                                                ---------  ---------        -----
                                                                ---------  ---------        -----

                       See notes to financial statements.

37

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                     UNREALIZED
                                                                        ADDITIONAL   NET CAPITAL
                                                             COMMON       CAPITAL       GAINS      RETAINED
                                                              STOCK       PAID-IN     (LOSSES)      INCOME       TOTAL
                                                           -----------  -----------  -----------  -----------  ---------
                                                                                 ($ IN THOUSANDS)
Balance, at April 1, 1992 (date of acquisition)..........   $   2,100    $   3,641    $  --        $  --       $   5,741
  Net income.............................................                                                212         212
  Capital contribution...................................                    6,000                                 6,000
  Change in unrealized net capital gains and losses......                                   (10)                     (10)
                                                           -----------  -----------  -----------  -----------  ---------
Balance, December 31, 1992...............................       2,100        9,641          (10)         212      11,943
  Net income.............................................                                                529         529
  Change in unrealized net capital gains and losses......                                   703                      703
                                                           -----------  -----------  -----------  -----------  ---------
Balance, December 31, 1993...............................       2,100        9,641          693          741      13,175
  Net income.............................................                                              1,294       1,294
  Capital contribution...................................                   40,000                                40,000
  Change in unrealized net capital gains and losses......                                (1,811)                  (1,811)
                                                           -----------  -----------  -----------  -----------  ---------
Balance, December 31, 1994...............................   $   2,100    $  49,641    $  (1,118)   $   2,035   $  52,658
                                                           -----------  -----------  -----------  -----------  ---------
                                                           -----------  -----------  -----------  -----------  ---------

                       See notes to financial statements.

38

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                                                        FOR THE
                                                                                FOR THE YEAR ENDED    PERIOD FROM
                                                                                   DECEMBER 31,        APRIL 1 TO
                                                                               ---------------------  DECEMBER 31,
                                                                                  1994       1993         1992
                                                                               ----------  ---------  ------------
                                                                                        ($ IN THOUSANDS)
Cash flows from operating activities:
  Net income.................................................................  $    1,294  $     529   $      212
  Adjustments to reconcile net income to net cash from operating activities:
    Amortization.............................................................          97         58           45
    Realized capital gains...................................................                    (83)
    Changes in other operating assets and liabilities........................        (277)       598          (90)
                                                                               ----------  ---------  ------------
      Net cash from operating activities.....................................       1,114      1,102          167
                                                                               ----------  ---------  ------------
Cash flows from investing activities:
  Fixed income securities available for sale:
    Proceeds from sales......................................................                  3,015
    Investment collections...................................................         649        969          403
    Investment purchases.....................................................     (42,729)    (3,737)      (6,996)
  Net change in short-term investments.......................................         667     (1,102)        (489)
                                                                               ----------  ---------  ------------
      Net cash from investing activities.....................................     (41,413)      (855)      (7,082)
                                                                               ----------  ---------  ------------
Cash flows from financing activities:
  Capital contribution.......................................................      40,000     --            6,000
                                                                               ----------  ---------  ------------
      Net cash from financing activities.....................................      40,000     --            6,000
                                                                               ----------  ---------  ------------
Net (decrease) increase in cash..............................................        (299)       247         (915)
Cash at date of acquisition..................................................                                 967
Cash at beginning of period..................................................         299         52
                                                                               ----------  ---------  ------------
Cash at end of period........................................................  $        0  $     299   $       52
                                                                               ----------  ---------  ------------
                                                                               ----------  ---------  ------------

                       See notes to financial statements.

39

                       GLENBROOK LIFE AND ANNUITY COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                         AND PERIOD FROM APRIL 1, 1992
                   (DATE OF ACQUISITION) TO DECEMBER 31, 1992
                                ($ IN THOUSANDS)

1.  BASIS OF PRESENTATION
Glenbrook Life and Annuity Company (the "Company") is wholly owned by Allstate Life Insurance Company ("Allstate Life"), which is wholly owned by Allstate Insurance Company ("Allstate"), a wholly-owned subsidiary of The Allstate Corporation (the "Corporation"). In November 1994, Sears, Roebuck and Co. ("Sears") announced it intends to distribute in a tax-free dividend to its stockholders its 80.3% ownership interest of the Corporation (the "Distribution"). The Distribution is expected to occur in mid-1995, but is subject to market conditions, final approval by the Sears Board of Directors, any required regulatory approvals and a favorable tax ruling or legal opinion on the tax-free nature of the Distribution.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. Fixed income securities which may be sold prior to their contractual maturity
("available for sale") are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a separate component of shareholder's equity. Provisions are made to write down the carrying value of fixed income securities for declines in value that are other than temporary.

Short-term investments are carried at cost which approximates fair value.

Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method based on the anticipated repayment of principal. Realized capital gains and losses are determined on a specific identification basis.

INCOME TAXES
The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities and the enacted tax rates. Deferred income taxes also arise from unrealized capital gains or losses on fixed income securities carried at fair value.

LIFE INSURANCE ACCOUNTING
The Company sells long-duration contracts that do not involve significant risk of policyholder mortality or morbidity (principally single and flexible premium annuities) which are considered investment contracts.

INVESTMENT CONTRACTS
Payments received under investment contracts are recorded as interest bearing liabilities.

CONTRACTHOLDER FUNDS
Contractholder funds are reserves for investment contracts, which are equal to the account balance that accrues to the benefit of the contractholder. Credited interest rates on contractholder funds ranged from 3.0% to 7.45% for those contracts with fixed interest rates and from 4.25% to 8.1% for those with flexible rates during 1994.

3.  ACCOUNTING CHANGES
Effective December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires that investments classified as available for sale be carried at fair value. Previously, fixed income securities classified as available for sale were carried at the lower of amortized cost or fair value, determined in the aggregate. Unrealized holding gains and losses are reflected as a separate component of shareholder's equity, net of deferred income taxes. The net effect of adoption of this statement increased shareholder's equity at December 31, 1993 by $693, with no impact on net income.

40

                       GLENBROOK LIFE AND ANNUITY COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                         AND PERIOD FROM APRIL 1, 1992
                   (DATE OF ACQUISITION) TO DECEMBER 31, 1992
                                ($ IN THOUSANDS)

4.  RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS AND REINSURANCE
The Company utilizes services and business facilities owned or leased, and operated by Allstate in conducting its business activities. The Company reimburses Allstate for the operating expenses incurred by Allstate. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Investment-related expenses are retained by the Company. All other costs, including costs of retirement and other benefit programs, are assumed by Allstate Life under a reinsurance agreement.

The Company reinsures all of its insurance in force with Allstate Life, including business assumed on December 31, 1993 from Glenbrook Life Insurance Company, an affiliate. Contract charges, credited interest and the provision for policy benefits and other insurance reserves are 100% ceded to Allstate Life and reflected net of such cessions in the statements of income. Reinsurance recoverable from Allstate Life under reinsurance treaty and contractholder funds are reported separately in the statements of financial position.

Revenues ceded to Allstate Life consist of contract charges of $409 and $70 in 1994 and 1993, respectively. Benefits and expenses ceded to Allstate Life consist of paid benefits, credited interest and operating expenses. These benefits and expenses amounted to $26,177 and $2,162 in 1994 and 1993, respectively.

5.  INCOME TAXES
The Corporation and its domestic subsidiaries (the "Allstate Group") join with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and are parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). As a member of the Sears Tax Group, the Company is jointly and severally liable for the consolidated income tax liability of the Sears Tax Group.

Under the Tax Sharing Agreement, the Company will pay to or receive from the Allstate Group the amount, if any, by which the Sears Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed as if the Company filed a separate return, except that items such as net operating losses, capital losses, foreign tax credits, investment tax credits or similar items which might not be immediately recognizable in a separate return, are allocated according to the Tax Sharing Agreement and reflected in the Company's provision to the extent that such items reduce the Sears Tax Group's federal tax liability.

Payments under the Tax Sharing Agreement generally are to be paid on each date on which a quarterly payment of estimated federal income tax is due, with any final settlement made after the consolidated return is filed. When a refund is received from the Internal Revenue Service as the result of any carryback, payment will be made to the members of the Sears Tax Group within 15 days after receipt of the refund.

In anticipation of the Distribution (see Note 1), the Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability and taxes payable to or recoverable from the Sears Group.

After the Distribution, the Allstate Group will no longer be included in the Sears Tax Group. The Company does not expect the impact of separation from the Sears Tax Group to be significant.

41

                       GLENBROOK LIFE AND ANNUITY COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                         AND PERIOD FROM APRIL 1, 1992
                   (DATE OF ACQUISITION) TO DECEMBER 31, 1992
                                ($ IN THOUSANDS)

5.  INCOME TAXES (CONTINUED)
The components of the deferred income tax assets and liabilities at December 31, 1994 and 1993 are as follows:

                                                                                            1994       1993
                                                                                          ---------  ---------
Unrealized losses on fixed income securities available for sale.........................  $     602  $  --
Other...................................................................................          4
                                                                                          ---------  ---------
  Total deferred assets.................................................................        606     --
                                                                                          ---------  ---------
Unrealized gains on fixed income securities available for sale..........................                  (373)
Amortization............................................................................        (64)       (14)
Other...................................................................................                    (3)
                                                                                          ---------  ---------
  Total deferred liabilities............................................................        (64)      (390)
                                                                                          ---------  ---------
  Net deferred asset (liability)........................................................  $     542  $    (390)
                                                                                          ---------  ---------
                                                                                          ---------  ---------

The Company paid income taxes of $57 in 1994 to Allstate under the Tax Sharing Agreement. The Company had an income tax payable to Allstate of $605 and $184 at December 31, 1994 and 1993, respectively.

The Company has not established a valuation reserve as it is more likely than not that the Company will produce sufficient taxable income in the future to realize the deferred tax asset.

The components of income tax expense are as follows:

                                                                                            FOR THE
                                                                  YEAR ENDED DECEMBER     PERIOD FROM
                                                                          31,             APRIL 1, TO
                                                                  --------------------   DECEMBER 31,
                                                                    1994       1993          1992
                                                                  ---------  ---------  ---------------
Current.........................................................  $     652  $     290     $      67
Deferred........................................................         71         17            58
                                                                  ---------  ---------         -----
Income tax expense..............................................  $     723  $     307     $     125
                                                                  ---------  ---------         -----
                                                                  ---------  ---------         -----

6.  INVESTMENTS

FAIR VALUES
The amortized cost, fair value and gross unrealized gains and losses for fixed income securities, which are designated as available for sale and carried at fair value, are as follows:

                                                                     GROSS UNREALIZED
                                                       AMORTIZED   --------------------    FAIR
AT DECEMBER 31, 1994                                     COST        GAINS     LOSSES      VALUE
----------------------------------------------------  -----------  ---------  ---------  ---------
U.S. Government and agencies........................   $  31,005   $      30  $   1,126  $  29,909
Mortgage-backed securities..........................      20,522                    624     19,898
                                                      -----------  ---------  ---------  ---------
  Totals............................................   $  51,527   $      30  $   1,750  $  49,807
                                                      -----------  ---------  ---------  ---------
                                                      -----------  ---------  ---------  ---------


AT DECEMBER 31, 1993
----------------------------------------------------
U.S. Government and agencies........................   $   9,543   $   1,066  $  --      $  10,609
                                                      -----------  ---------  ---------  ---------
                                                      -----------  ---------  ---------  ---------

42

                       GLENBROOK LIFE AND ANNUITY COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                         AND PERIOD FROM APRIL 1, 1992
                   (DATE OF ACQUISITION) TO DECEMBER 31, 1992
                                ($ IN THOUSANDS)

6.  INVESTMENTS (CONTINUED)
SCHEDULED MATURITIES
The scheduled maturities of fixed income securities available for sale at December 31, 1994 are as follows:

                                                                    AMORTIZED COST  FAIR VALUE
                                                                    --------------  -----------
Due in one year or less...........................................    $   --         $  --
Due after one year through five years.............................           393           399
Due after five years through ten years............................        21,951        21,174
Due after ten years...............................................         8,661         8,336
                                                                         -------    -----------
                                                                          31,005        29,909
Mortgage-backed securities........................................        20,522        19,898
                                                                         -------    -----------
  Total...........................................................    $   51,527     $  49,807
                                                                         -------    -----------
                                                                         -------    -----------

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital gains and losses on fixed income securities available for sale included in shareholder's equity at December 31, 1994 are as follows:

                                                          AMORTIZED     FAIR     UNREALIZED NET
                                                            COST        VALUE    GAINS/(LOSSES)
                                                         -----------  ---------  --------------
Fixed income securities available for sale.............   $  51,527   $  49,807    $   (1,720)
Deferred income taxes..................................                                   602
                                                                                      -------
  Total................................................                            $   (1,118)
                                                                                      -------
                                                                                      -------

The change in unrealized net capital gains and losses for fixed income securities is as follows:

                                                                                       FOR THE
                                                              FOR THE YEAR ENDED     PERIOD FROM
                                                                 DECEMBER 31,        APRIL 1, TO
                                                             --------------------   DECEMBER 31,
                                                               1994       1993          1992
                                                             ---------  ---------  ---------------
Fixed income securities available for sale.................  $  (2,786) $   1,076     $     (13)
Deferred income taxes......................................        975       (373)            3
                                                             ---------  ---------           ---
Change in unrealized net capital gains and losses..........  $  (1,811) $     703     $     (10)
                                                             ---------  ---------           ---
                                                             ---------  ---------           ---

43

                       GLENBROOK LIFE AND ANNUITY COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                         AND PERIOD FROM APRIL 1, 1992
                   (DATE OF ACQUISITION) TO DECEMBER 31, 1992
                                ($ IN THOUSANDS)

6.  INVESTMENTS (CONTINUED)
INVESTMENT INCOME
Investment income by investment type is as follows:

                                                                      FOR THE             FOR THE
                                                                     YEAR ENDED         PERIOD FROM
                                                                    DECEMBER 31,        APRIL 1, TO
                                                                --------------------   DECEMBER 31,
                                                                  1994       1993          1992
                                                                ---------  ---------  ---------------
Investment income:
  Fixed income securities.....................................  $   1,984  $     729     $     395
  Short-term..................................................         48         35            13
                                                                ---------  ---------         -----
Investment income, before expense.............................      2,032        764           408
Investment expense............................................         15         11             3
                                                                ---------  ---------         -----
Investment income, less investment expense....................  $   2,017  $     753     $     405
                                                                ---------  ---------         -----
                                                                ---------  ---------         -----

REALIZED CAPITAL GAINS AND LOSSES
Gross gains of $83 were realized on sales of fixed income securities, during 1993. No gross gains or losses were realized on such sales during 1994 and 1992.

SECURITIES ON DEPOSIT
At December 31, 1994, fixed income securities with a carrying value of $7,986 were on deposit with regulatory authorities as required by law.

7.  STATUTORY FINANCIAL INFORMATION
The accompanying financial statements have been prepared on the basis of generally accepted accounting principles which vary from statutory accounting principles prescribed or permitted by regulatory authorities. The following tables reconcile net income and shareholder's equity as reported herein in conformity with

44

                       GLENBROOK LIFE AND ANNUITY COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                         AND PERIOD FROM APRIL 1, 1992
                   (DATE OF ACQUISITION) TO DECEMBER 31, 1992
                                ($ IN THOUSANDS)

7. STATUTORY FINANCIAL INFORMATION (CONTINUED) generally accepted accounting principles with statutory net income and statutory capital and surplus, determined in accordance with principles prescribed or permitted by insurance regulatory authorities:

                                                                                                 NET INCOME
                                                                                    -------------------------------------
                                                                                          FOR THE             FOR THE
                                                                                         YEAR ENDED         PERIOD FROM
                                                                                        DECEMBER 31,        APRIL 1, TO
                                                                                    --------------------   DECEMBER 31,
                                                                                      1994       1993          1992
                                                                                    ---------  ---------  ---------------
Balance per generally accepted accounting principles..............................  $   1,294  $     529     $     212
  Deferred income taxes...........................................................         29          8            (9)
  Fixed income securities.........................................................        (53)        27            26
  Statutory income from January 1, 1992 to March 31, 1992.........................                                 123
  Non-admitted assets and statutory reserves......................................         15        (47)           31
                                                                                    ---------  ---------         -----
Balance per statutory accounting practices........................................  $   1,285  $     517     $     383
                                                                                    ---------  ---------         -----
                                                                                    ---------  ---------         -----

                                                                                              SHAREHOLDER'S EQUITY
                                                                                                  DECEMBER 31,
                                                                                              --------------------
                                                                                                1994       1993
                                                                                              ---------  ---------
Balance per generally accepted accounting principles........................................  $  52,658  $  13,175
  Deferred income taxes.....................................................................       (575)       530
  Fixed income securities...................................................................      1,719     (1,179)
  Non-admitted assets and statutory reserves................................................     (1,635)    (1,831)
                                                                                              ---------  ---------
Balance per statutory accounting practices..................................................  $  52,167  $  10,695
                                                                                              ---------  ---------
                                                                                              ---------  ---------

PERMITTED STATUTORY ACCOUNTING PRACTICES
Allstate and its life insurance subsidiaries prepare their statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Allstate and its life insurance subsidiaries do not follow any permitted statutory accounting practices that have a material effect on statutory surplus or risk-based capital of any company individually or in the aggregate.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting principles, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1995 without prior approval of both the Illinois and California Departments of Insurance is $5,217.

45

                       GLENBROOK LIFE AND ANNUITY COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993
                         AND PERIOD FROM APRIL 1, 1992
                   (DATE OF ACQUISITION) TO DECEMBER 31, 1992
                                ($ IN THOUSANDS)

8.  FINANCIAL INSTRUMENTS
In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value of all financial assets other than fixed income securities and all liabilities other than contractholder funds approximates their carrying value as they are short-term in nature.

Fair values for fixed income securities are based on quoted market prices. The December 31, 1994 and 1993 fair values and carrying values of fixed income securities are discussed in Note 6.

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the fund balance less surrender charge. The fair value of immediate annuities and annuities without life contingencies with fixed terms are estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and duration. Contractholder funds on investment contracts had a carrying value of $696,854 at December 31, 1994 and a fair value of $670,930. The carrying value and fair value at December 31, 1993 were $154,799 and $151,595, respectively.

9.  COMMITMENTS AND CONTINGENCIES
The Company has no significant commitments or contingencies at December 31, 1994.

46

                       GLENBROOK LIFE AND ANNUITY COMPANY
                           SCHEDULE IV -- REINSURANCE
                                ($ IN THOUSANDS)

                                       YEAR ENDED DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------
                                                                                         GROSS                  NET
                                                                                        AMOUNT      CEDED     AMOUNT
                                                                                       ---------  ---------  ---------
Life insurance in force..............................................................  $   1,250  $   1,250  $  --
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------
Premiums and contract charges:
  Contract charges...................................................................  $     409  $     409  $  --
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------


                                       YEAR ENDED DECEMBER 31, 1993
-----------------------------------------------------------------------------------------------------------
                                                                                         GROSS                  NET
                                                                                        AMOUNT      CEDED     AMOUNT
                                                                                       ---------  ---------  ---------
Life insurance in force..............................................................  $   1,250  $   1,250  $  --
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------
Premiums and contract charges:
  Life...............................................................................  $       6  $       6  $  --
  Contract charges...................................................................         70         70     --
                                                                                       ---------  ---------  ---------
                                                                                       $      76  $      76  $  --
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

                                         PERIOD FROM APRIL 1, 1992
                                (DATE OF ACQUISITION) TO DECEMBER 31, 1992
-----------------------------------------------------------------------------------------------------------
                                                                                         GROSS                  NET
                                                                                        AMOUNT      CEDED     AMOUNT
                                                                                       ---------  ---------  ---------
Life insurance in force..............................................................  $   1,250  $   1,250  $  --
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------
Premiums:
  Life...............................................................................  $       3  $       3  $  --
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

47

                       GLENBROOK LIFE AND ANNUITY COMPANY
                   QUARTERLY FINANCIAL STATEMENTS (UNAUDITED)
                      FOR THE PERIODS ENDED JUNE 30, 1995

48

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                                         JUNE 30,
                                                                                       (UNAUDITED)   DECEMBER 31,
                                                                                           1995          1994
                                                                                       ------------  ------------
                                                                                            ($ IN THOUSANDS)
Assets
  Investments
    Fixed income securities:
      Available for sale, at fair value (amortized cost $52,352 and $51,527).........  $     55,764   $   49,807
      Short-term.....................................................................         1,922          924
                                                                                       ------------  ------------
        Total investments............................................................        57,686       50,731
  Reinsurance recoverable from Allstate Life Insurance Company.......................     1,041,226      696,854
  Net receivable from affiliates.....................................................           239           88
  Other..............................................................................         2,215        4,007
                                                                                       ------------  ------------
        Total assets.................................................................     1,101,366      751,680
                                                                                       ------------  ------------
                                                                                       ------------  ------------
Liabilities
  Contractholder funds...............................................................  $  1,041,226   $  696,854
  Income taxes payable...............................................................         2,627           63
  Other liabilities and accrued expenses.............................................           218        2,105
                                                                                       ------------  ------------
        Total liabilities............................................................     1,044,071      699,022
                                                                                       ------------  ------------
Shareholder's equity
  Common stock, ($500 par, 42,000 shares authorized, issued and outstanding).........         2,100        2,100
  Additional capital paid-in.........................................................        49,641       49,641
  Unrealized net capital gains (losses)..............................................         2,218       (1,118)
  Retained income....................................................................         3,336        2,035
                                                                                       ------------  ------------
        Total shareholder's equity...................................................        57,295       52,658
                                                                                       ------------  ------------
        Total liabilities and shareholder's equity...................................  $  1,101,366   $  751,680
                                                                                       ------------  ------------
                                                                                       ------------  ------------

                       See notes to financial statements.

49

                       GLENBROOK LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME

                                                                  THREE MONTHS ENDED     SIX MONTHS ENDED
                                                                       JUNE 30,              JUNE 30,
                                                                     (UNAUDITED)           (UNAUDITED)
                                                                 --------------------  --------------------
                                                                   1995       1994       1995       1994
                                                                 ---------  ---------  ---------  ---------
                                                                              ($ IN THOUSANDS)
Revenues
  Investment income, less investment expense...................      1,022        210      2,018        455
                                                                 ---------  ---------  ---------  ---------
Income before income taxes.....................................      1,022        210      2,018        455
Income tax expense.............................................        363         78        717        167
                                                                 ---------  ---------  ---------  ---------
Net income.....................................................  $     659  $     132  $   1,301  $     288
                                                                 ---------  ---------  ---------  ---------
                                                                 ---------  ---------  ---------  ---------

                       See notes to financial statements.

50

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOW

                                                                                                 SIX MONTHS ENDED
                                                                                               JUNE 30, (UNAUDITED)
                                                                                               --------------------
                                                                                                 1995       1994
                                                                                               ---------  ---------
                                                                                                 ($ IN THOUSANDS)
Cash flows from operating activities:
  Net income.................................................................................  $   1,301  $     288
  Adjustments to reconcile net income to net cash from operating activities:
    Amortization.............................................................................        (19)       112
    Change in deferred income taxes..........................................................         25         15
    Changes in other operating assets and liabilities........................................        497       (822)
                                                                                               ---------  ---------
      Net cash from operating activities.....................................................      1,804       (407)
                                                                                               ---------  ---------
Cash flows from investing activities:
  Fixed income securities available for sale:
    Investment collections...................................................................        685        436
    Investment purchases.....................................................................     (1,491)    (1,531)
  Net change in short-term investments.......................................................       (998)     1,203
                                                                                               ---------  ---------
    Net cash from investing activities.......................................................     (1,804)       108
                                                                                               ---------  ---------
Net (decrease) in cash.......................................................................         (0)      (299)
Cash at beginning of period..................................................................          0        299
                                                                                               ---------  ---------
Cash at end of period........................................................................  $      (0) $       0
                                                                                               ---------  ---------
                                                                                               ---------  ---------

                       See notes to financial statements.

51

                       GLENBROOK LIFE AND ANNUITY COMPANY
                         NOTES TO FINANCIAL STATEMENTS

1.  FINANCIAL STATEMENTS

The Statement of Financial Position as of June 30, 1995, the Statements of Income for the three-month and six-month periods ended June 30, 1995 and 1994, and the Statements of Cash Flows for the six-month periods then ended are unaudited. The interim financial statements reflect all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented. The financial statements should be read in conjunction with the financial statements and notes thereto included in the Glenbrook Life and Annuity Company 1994 Financial Statements. The results of operations for the interim periods should not be considered indicative of results to be expected for the full year.

2.  TRANSACTIONS WITH AFFILIATES

Revenues ceded to Allstate Life Insurance Company consist of contract charges of $806,254 and $120,219 for the six-month periods ended June 30, 1995 and 1994, respectively. Benefits and expenses ceded to Allstate Life consist of paid benefits, credited interest on reinsured contracts and operating expenses. These benefits and expenses amounted to $29,889,515 and $8,907,705 for the six-month periods ended June 30, 1995 and 1994, respectively.

52

STATEMENT OF ADDITIONAL INFORMATION: TABLE OF CONTENTS

                                                    PAGE
                                                  ---------
Additions, Deletions or Substitutions of
  Investments...................................          3
Reinvestment....................................          3
The Contract....................................          3
  Purchase of Contracts.........................          3
  Performance Data..............................          3
  Tax-free Exchanges (1035 Exchanges, Rollovers
   and Transfers)...............................          5
  Premium Taxes.................................          5
  Tax Reserves..................................          5
Income Payments.................................          5
  Calculation of Annuity Unit Values............          5
General Matters.................................          6
  Incontestability..............................          6
  Settlements...................................          6
  Safekeeping of the Variable Account's
   Assets.......................................          6

                                                    PAGE
                                                  ---------

Federal Tax Matters.............................          6
  Introduction..................................          6
  Taxation of Glenbrook Life and Annuity
   Company......................................          6
  Exceptions to the Non-Natural Owner Rule......          7
  Penalty Tax on Premature Distributions........          7
  IRS Required Distribution at Death Rules......          7
  Qualified Plans...............................          8
  Types of Qualified Plans......................          8
Sales Commissions...............................          9
Variable Account Financial Statements...........          9

53

ORDER FORM

Please send me a copy of the most recent Statement of Additional Information for the Glenbrook Life and Annuity Company Variable Annuity Account.

-------------------   --------------------------------------
       (Date)                         (Name)
                      --------------------------------------
                                 (Street Address)
                      --------------------------------------
                      (City)              (State)  (Zip Code)

Send to:  Glenbrook Life and Annuity Company
       Post Office Box 94042
       Palatine, Illinois 60094
       Attention: VA Customer Service Unit

                                   APPENDIX A
                            MARKET VALUE ADJUSTMENT

The Market Value Adjustment is based on the following:

 I = the Interest Crediting Rate for that Sub-account

N = the number of whole and partial years from the date we receive the transfer, withdrawal, or death benefit request, or from the Payout Start Date to the end of the Sub-account's Guarantee Period; and

 J = the current interest crediting rate offered for a Guarantee Period or length N on the date we determine the Market Value Adjustment.

     J will be determined by a linear interpolation between the current interest rates for the next higher and lower integral years. For purposes of interpolation, current interest rates for Guarantee Periods not available under this Contract will be calculated in a manner consistent with those which are available.

The Market Value Adjustment factor is determined from the following formula:

 .9 * (I--J)* N

Any transfer, withdrawal, or death benefit paid from a Sub-account of the Guaranteed Maturity Amount Fixed Account will be multiplied by the Market Value Adjustment factor to determine the Market Value Adjustment.

                                  ILLUSTRATION

                       EXAMPLE OF MARKET VALUE ADJUSTMENT

Purchase Payment:  $10,000
Guarantee Period:  5 years
Interest Rate:     5.20%
Full Surrender:    End of Contract Year 3

    NOTE: This illustration assumes that premium taxes were not applicable.

                 Example 1: (Assumes declining interest rates)

           Step 1: Calculate Account Value at End of Contract Year 3:

                      = 10,000.00 * (1.052)3 = $11,642.53

                    Step 2: Calculate the Withdrawal Charge:

                         = .05 * (10,000.00) = $500.00

                 Step 3: Calculate the Market Value Adjustment:

                                    I= 5.20%
                                    J= 4.70%
                                N = 730 days = 2
                                    365 days

                Market Value Adjustment Factor: .9 * (I--J) * N

                     = .9 * (.052 - .047) * 730/365 = .009

 Market Value Adjustment = Factor * Amount Subject to Market Value Adjustment:

                          = .009 * 11,642.53 = $104.78

     Step 4: Calculate The Amount Received by Customers as a Result of Full
                   Withdrawal at the end of Contract Year 3:

                   = 11,642.53 - 500.00 + 104.78 = $11,247.31

                   Example 2: (Assumes rising interest rates)

           Step 1: Calculate Account Value at End of Contract Year 3:

                      = 10,000.00 * (1.052)3 = $11,642.53

                    Step 2: Calculate the Withdrawal Charge:

                         = .05 * (10,000.00) = $500.00

                 Step 3: Calculate the Market Value Adjustment:

                                    I= 5.20%
                                    J= 5.70%
                                N = 730 days = 2
                                    365 days

                Market Value Adjustment Factor: .9 * (I--J) * N

                    = .9 * (.052 - .057) * (730/365) = -.009

  Market Value Adjustment = Factor * Amount Subject to Market Value Adjustment

                         = -.009 * $11,642.53 = -104.78

     Step 4: Calculate The Amount Received by Customers as a Result of Full
                   Withdrawal at the end of Contract Year 3:

                   = 11,642.53 - 500.00 - 104.78 = $11,037.75

                                                       REGISTRATION NO. 33-91914

                      STATEMENT OF ADDITIONAL INFORMATION
                       GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT
                                   OFFERED BY
                       GLENBROOK LIFE AND ANNUITY COMPANY
                               3100 SANDERS ROAD
                              NORTHBROOK, IL 60062
                                 1-800/755-5275
                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS

This Statement of Additional Information supplements the information in the prospectus for the Individual Flexible Premium Deferred Variable Annuity Contract offered by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. The Contract is primarily designed to aid individuals in long-term financial planning and it can be used for retirement planning regardless of whether the plan qualifies for special federal income tax treatment. The prospectus may be obtained from Glenbrook Life and Annuity Company by writing or calling the address or telephone number listed above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT

       THE PROSPECTUS, DATED SEPTEMBER 29, 1995, HAS BEEN FILED WITH THE
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            DATED SEPTEMBER 29, 1995.

2

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------
Additions, Deletions or Substitutions of
  Investments...................................           3
Reinvestment....................................           3
The Contract....................................           3
  Purchase of Contracts.........................           3
  Performance Data..............................           3
  Tax-free Exchanges (1035 Exchanges, Rollovers
   and Transfers)...............................           5
  Premium Taxes.................................           5
  Tax Reserves..................................           5
  Income Payments...............................           5
  Calculation of Annuity Unit Values............           5
General Matters.................................           6
  Incontestability..............................           6
  Settlements...................................           6

                                                     PAGE
                                                  -----------
  Safekeeping of the Variable Account's
   Assets.......................................           6
Federal Tax Matters.............................           6
  Introduction..................................           6
  Taxation of Glenbrook Life and Annuity
   Company......................................           7
  Exceptions to the Non-Natural Owner Rule......           7
  Penalty Tax on Premature Distributions........           7
  IRS Required Distribution at Death Rules......           7
  Qualified Plans...............................           8
  Types of Qualified Plans......................           8
Sales Commissions...............................           9
Variable Account Financial Statements...........           9

3

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Sub-account of the Variable Account. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Funds, or of another open-end, registered investment company, if the shares of the Portfolio are no longer available for investment, or if, in the Company's judgment, investment in any Portfolio would become inappropriate in view of the purposes of the Variable Account. Substitutions of shares attributable to an Owner's interest in a Sub-account will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval is required by the Investment Company Act of 1940. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

The Company may also establish additional Sub-accounts or series of Sub-accounts of the Variable Account. Each additional Sub-account would purchase shares in a new Portfolio of the Fund or in another mutual fund. New Sub-accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Sub-accounts offered in conjunction with the Contract will be made available to existing Owners on a basis to be determined by the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.

REINVESTMENT

All   dividends  and  capital  gains   distributions  from  the  Portfolios  are
automatically reinvested in shares of the distributing Portfolio at their net asset value.

THE CONTRACT

PURCHASE OF CONTRACTS

The Contracts are offered to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, Allstate Life Financial Services, Inc., an affiliate of Glenbrook Life and Annuity Company. The offering of the Contracts is continuous and the Company does not anticipate discontinuing the offering of the Contracts. However, the Company reserves the right to discontinue the offering of the Contracts.

PERFORMANCE DATA

From time to time the Variable Account may publish advertisements containing performance data relating to its Sub-accounts. The performance data for the Sub-accounts (other than for the Money Market Sub-account) will always be accompanied by total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-accounts for specified periods, and the figures are not intended to

4
indicate future performance. The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

A Sub-account's "average annual total return" represents an annualization of the Sub-account's total return over a particular period and is computed by finding the annual percentage rate which, when compounded annually, will accumulate a hypothetical $1,000 Purchase Payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Sub-account's operations, if shorter than any of the foregoing. The average annual total return is obtained by dividing the ending redeemable value, after deductions for any Withdrawal Charges or Contract Maintenance Charges imposed on the Contracts by the Variable Account, by the initial hypothetical $1,000 Purchase Payment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

The Withdrawal Charges assessed upon redemption are computed as follows: no Withdrawal Charge is assessed on 10% of the Contract Value, as determined on the date of the first withdrawal during the Contract Year. Withdrawal Charges are charged on the amount of redemption equal to the Purchase Payment, reduced by the amount entitled to the 10% exception, if any. The remaining amount of the redemption, if any, is not assessed a Withdrawal Charge. The Withdrawal Charge Schedule specifies rates based on the number of complete years since the Purchase Payment being withdrawn was made. One rate is specified for Purchase Payments made in the current Contract Year, another rate for Purchase Payments made in the prior Contract Year, another rate for Purchase Payments made in the second prior Contract Year, and so on until a rate for Purchase Payments made in the seventh prior Contract Year or prior to it is reached. For a one year total return calculation the second rate, (i.e., the rate for Purchase Payments made in the prior complete year since Purchase Payment being withdrawn was made), is assessed. The Contract Maintenance Charge ($30 per contract) used in the total return calculation is normally prorated using the following method: The total amount of annual Contract fees collected during the year is divided by the total average net assets of all the Sub-accounts. The resulting percentage is then multiplied by the ending Contract Value.

In addition, the Variable Account may advertise the total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations would not reflect deductions for Withdrawal Charges which may be imposed on the Contracts by the Variable Account which, if reflected, would reduce the performance quoted. The formula for computing such total return quotations involves a per unit change calculation. This calculation is based on the Accumulation Unit value at the end of the defined period divided by the Accumulation Unit value at the beginning of such period, minus 1. The periods included in such advertisements are "year-to-date" (prior calendar year end to the day of the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; "'n' most recent Calendar Years"; and "Inception (commencement of the Sub-account's operation) to date" (day of the advertisement).

The Variable Account may also advertise the performance of the Sub-accounts relative to certain performance rankings and indexes compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.

5

TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

The Company accepts Purchase Payments which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 Purchase Payments and non-Section 1035 Purchase Payments.

The Company also accepts "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract which is eligible to "rollover" into an IRA. The Company differentiates among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, the Company restricts the assignment, transfer or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PREMIUM TAXES

Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and status of the Company in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations or judicial acts.

TAX RESERVES

The Company does not establish capital gains tax reserves for the Sub-account nor deduct charges for tax reserves because the Company believes that capital gains attributable to the Variable Account will not be taxable. However, the Company reserves the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

INCOME PAYMENTS

CALCULATION OF VARIABLE ANNUITY UNIT VALUES

The amount of the first Income Payment is calculated by applying the Contract Value allocated to each Variable Sub-account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first Variable Annuity Income Payment is divided by the Sub-account's then current Annuity Unit value to determine the number of Annuity Units upon which later Income Payments will be based. Variable Annuity Income Payments after the first will be equal to the sum of the number of Annuity Units determined in this manner for each Sub-account times the then current Annuity Unit value for each respective Sub-account.

Annuity Units in each variable Sub-account are valued separately and Annuity Unit values will depend upon the investment experience of the particular Portfolios in which the Sub-account invests. The value of the Annuity Unit for each variable Sub-account at the end of any Valuation Period is calculated by:
(a) multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Sub-accounts's Net Investment Factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the Income Payment tables used to determine the dollar amount of the first Variable Annuity Income Payment, and is at an effective annual rate which is disclosed in the Contract.

6

The amount of the first Income Payment paid under an income plan is determined using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables which do not differentiate on the basis of sex, different annuity tables may be used.

GENERAL MATTERS

INCONTESTABILITY

The Contract will not be contested after it is issued.

SETTLEMENTS

The Contract must be returned to the Company prior to any settlement. Due proof of the Owner(s) death (or Annuitant's death if there is a non-natural Owner) must be received prior to settlement of a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

The Company holds title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Portfolio shares held by each of the variable Sub-accounts.

The Funds do not issue certificates and, therefore, the Company holds the Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodian of the Funds.

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF GLENBROOK LIFE AND ANNUITY COMPANY

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The following discussion assumes that the Company is taxed as a life insurance company under Part I of Subchapter L. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "regulated
Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the contract. Under existing federal income tax law, the Company believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract.

Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes.

7
However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Variable Account, then the Company may impose a charge against the Variable Account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

There are several exceptions to the general rule that contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3)
contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

There is a 10% penalty tax on the taxable amount of any payment received from a non-qualified annuity contract unless the payment is: (1) made after the owner reaches 59 1/2; (2) attributable to the owner's disability; (3) attributable to investment before August 14, 1982, including earnings on pre-August 14, 1982 investments; (4) made from certain qualified contracts; (5) made after the death of the owner; (6) made under an immediate annuity contract; (7) made from an annuity purchased and held by an employer upon the termination of a qualified retirement plan; (8) made under a qualified funding asset; (9) made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life or life expectancy of the owner or the joint lives or the joint life expectancies of the owner and designated beneficiary. Similar rules apply in the case of qualified contracts.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

8

QUALIFIED PLANS

This annuity contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Owners and participants under the plan and annuitants and beneficiaries under the contract may be subject to the terms and conditions of the plan regardless of the terms of the contract.

TYPES OF QUALIFIED PLANS

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

SIMPLIFIED EMPLOYEE PENSION PLANS

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the
Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship).

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION
PLANS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an

9
eligible deferred compensation plan. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distribution from the plan.

SALES COMMISSIONS

Commissions paid to registered representatives may vary, but in aggregate are not anticipated to exceed 6.0% of any purchase payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time purchase payments have been held under a Contract, and Contract Values. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. These commissions are intended to cover distribution expenses.

VARIABLE ACCOUNT FINANCIAL STATEMENTS

The financial statements of Glenbrook Life and Annuity Company Variable Annuity Account are not included herein because, as of the date hereof, the Variable Account had not yet commenced operations, had no assets or liabilities and received no income. The financial statements of the Variable Account will be audited on an annual basis once the Variable Account commences operations.